MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC.

320 PARK AVENUE, NEW YORK, NEW YORK 10022
(800) 914-8716

EQUITY INDEX FUND	AGGRESSIVE EQUITY FUND

ALL AMERICA FUND	BOND FUND

MID-CAP EQUITY INDEX FUND	MONEY MARKET FUND

STATEMENT OF ADDITIONAL INFORMATION
May 1, 2005

This Statement of Additional Information ("SAI") is not a prospectus. You should read it in conjunction with the Mutual of America Institutional Funds, Inc. Prospectus dated May 1, 2005, and you should keep it for future use. The Investment Company's audited financial statements included in its most recent annual report to shareholders, and its independent registered public accounting firm's report thereon, are incorporated by reference and made a part of this SAI.

Copies of the Prospectus and most recent shareholder report are available to you at no charge. To obtain a copy of either document, you may write to Mutual of America Institutional Funds, Inc. at the above address or call the toll free telephone number listed above.

INVESTMENT COMPANY'S FORM OF OPERATIONS

History and Operating Form

Mutual of America Institutional Funds, Inc. (the Investment Company) was formed on October 27, 1994 as a Maryland corporation. It is a diversified, open-end management investment company registered under the Investment Company Act of 1940 (the 1940 Act).

The Investment Company issues separate classes (or series) of stock, each of which represents a separate Fund of investments. There are currently six Funds: the Equity Index Fund, All America Fund, Mid-Cap Equity Index Fund, Aggressive Equity Fund, Bond Fund and Money Market Fund.

Offering of Shares

The Investment Company is designed primarily as an investment vehicle for endowments, foundations, corporations, not-for-profit corporations, municipalities and other public entities, pension and profit-sharing plans and trusts, and other institutional investors.

Currently, the Investment Company requires a minimum initial investment of $25,000, except that the Investment Company may waive this requirement in its discretion. The minimum amount for additional purchases of Fund shares currently is $5,000.

Description of Shares

The authorized capital stock of the Investment Company consists of one billion shares of common stock, $.01 par value. The Investment Company currently has six classes (or series) of common stock, and it may establish additional classes and allocate its authorized shares either to new classes or to one or more of the existing classes.

The Investment Company reserves the right to redeem, upon not less than 30 days'written notice, all shares in a shareholder's Fund account when the aggregate value of the shares is less than $5,000.

All shares of common stock, of whatever class, are entitled to one vote. The votes of all classes are cast on an aggregate basis, except that if the interests of the Funds differ, the voting is on a Fund-by-Fund basis. Examples of matters that would require a Fund-by-Fund vote are changes in the fundamental investment policy of a particular Fund and approval of the Investment Advisory Agreement or a Subadvisory Agreement for the Fund.

The Investment Company is not required to hold annual meetings. It will call a special meeting of shareholders when a meeting is requested by shareholders holding at least 25% of the outstanding shares of the Investment Company entitled to vote at the meeting except that a meeting to remove one or more directors shall be called when requested by 10% of the outstanding shares of the Investment Company entitled to vote at the meeting.

The shares of each Fund, when issued, will be fully paid and nonassessable and will have no preference, preemptive, conversion, exchange or similar rights. Shares do not have cumulative voting rights.

Each issued and outstanding share in a Fund is entitled to participate equally in dividends and distributions declared by such Fund and, upon liquidation or dissolution, in the net assets of such Fund remaining after satisfaction of outstanding liabilities. Accrued liabilities which are not allocable to one or more Funds will generally be allocated among the Funds in proportion to their relative net assets. In the unlikely event that any Fund incurred liabilities in excess of its assets, each other Fund could be liable for such excess.

INVESTMENT STRATEGIES AND RELATED RISKS

The Prospectus describes each Fund's principal investment strategy(ies) and the related risks. You should refer to "Summary of How Our Funds Invest" and "Details about How Our Funds Invest and Related Risks" in the Prospectus to learn about those strategies and risks.

Additional Permitted Investments

The Investment Company's Funds may use investment strategies and purchase types of securities in addition to those discussed in the Prospectus.

Equity Index Fund and Mid-Cap Equity Index Fund: In addition to common stocks and futures contracts, the Funds may invest in:

•  money market instruments, and

•  U.S. Government and U.S. Government agency obligations.

All America Fund: In addition to common stocks, the Adviser and the Subadviser who manage approximately 40% of the net assets of the All America Fund (the Active Assets) may invest assets in:

•  securities convertible into common stocks, including warrants and convertible bonds,

•  bonds,

•  money market instruments,

•  U.S. Government and U.S. Government agency obligations (including mortgage-backed securities),

•  foreign securities and ADRs,

•  futures and options contracts, and

•  preferred stock.

The portion of the All America Fund invested to replicate the S&P 500® Index (the Indexed Assets) may also be invested in:

•  money market instruments, and

•  U.S. Government and U.S. Government agency obligations.

The Adviser may manage cash allocated to the Active Assets prior to investment in securities by the Subadviser.

Aggressive Equity Fund: In addition to common stocks, the Aggressive Equity Fund may invest in:

•  securities convertible into common stocks, including warrants and convertible bonds,

•  bonds,

•  money market instruments,

•  U.S. Government and U.S. Government agency obligations (including mortgage-backed securities),

•  foreign securities and ADRs,

•  futures and options contracts, and

•  preferred stock.

Bond Fund: In addition to investment grade debt securities of the type described in the Prospectus, the Bond Fund may invest in:

•  asset-backed securities,

•  non-investment grade securities,

•  foreign securities,

•  cash and money market instruments,

•  stocks acquired either by conversion of fixed-income securities or by the exercise of warrants attached to fixed income securities,

•  preferred stock

•  options and futures contracts, and

•  equipment trust certificates.

Money Market Fund: In addition to commercial paper and U.S. Treasury Bills, the Fund may invest in any of the following kinds of money market instruments, payable in United States dollars:

•  securities issued or guaranteed by the U.S. Government or a U.S. Government agency or instrumentality;

•  negotiable certificates of deposit, bank time deposits, bankers'acceptances and other short-term debt obligations of domestic banks and foreign branches of domestic banks and U.S. branches of foreign banks, which at the time of their most recent annual financial statements show assets in excess of $5 billion;

•  certificates of deposit, time deposits and other short-term debt obligations of domestic savings and loan associations, which at the time of their most recent annual financial statements show assets in excess of $1 billion;

•  repurchase agreements covering government securities, certificates of deposit, commercial paper or bankers' acceptances;

•  variable amount floating rate notes; and

•  debt securities issued by a corporation.

The Money Market Fund may enter into transactions in options, futures contracts and options on futures, contracts on United States Treasury securities.

Under the Money Market Fund's investment policy, money market instruments and other short-term debt securities means securities that have a remaining term to maturity of up to 13 months (25 months in the case of government securities). The dollar-weighted average maturity of the securities held by the Money Market Fund will not exceed 90 days.

The securities in the Money Market Fund must meet the following quality requirements -

•  All of the securities held by the Money Market Fund must have received (or be of comparable quality to securities which have received), at the time of the purchase, a rating in one of the two highest categories by any two nationally recognized statistical rating agencies; and

•  At least 95% of the securities held by the Money Market Fund must have received (or be of comparable quality to securities which have received), at the time of purchase, a rating in the highest category by any two such rating agencies.

The Board of Directors of the Investment Company must approve or ratify the purchase of any security (other than any U.S. government security) that has not received a rating or that has been rated by only one rating agency. The Fund will sell any securities that are subsequently downgraded below the two highest categories as soon as practicable, unless the Board of Directors determines that sale of those securities would not be in the best interests of the Fund.

The Money Market Fund will not invest more than 5% of its total assets in securities of, or subject to puts from, any one issuer (other than U.S. government securities and repurchase agreements fully collateralized by U.S. government securities) provided that (a) the Fund may invest up to 10% of its total assets in securities issued or guaranteed by a single issuer with respect to which the Fund has purchased an unconditional put and (b) with respect to 25% of its total assets the Fund may, with respect to securities meeting the highest investment criteria, exceed the 5% limit for up to three business days.

Additional Investment Strategies

Lending of Securities

The Funds have the authority to lend their securities, under the conditions described below. The Funds will not lend any securities until the Investment Company's Board of Directors approves a form of securities lending agreement. Refer to "Fundamental Investment Restrictions", paragraph 9, and "Non-Fundamental Investment Policies", paragraph 9, for descriptions of the fundamental and current restrictions on lending by the Funds.

Upon lending securities, a Fund must receive as collateral cash, securities issued or guaranteed by the United States Government or its agencies or instrumentalities, or letters of credit of certain banks selected by the Adviser. The collateral amount at all times while the loan is outstanding must be maintained in amounts equal to at least 100% of the current market value of the loaned securities.

The Fund will continue to receive interest or dividends on the securities lent. In addition, it will receive a portion of the income generated by the short-term investment of cash received as collateral, or, alternatively, where securities or a letter of credit are used as collateral, a lending fee paid directly to the Fund by the borrower of the securities. A Fund will have the right to terminate a securities loan at any time. The Fund will have the right to regain record ownership of loaned securities in order to exercise beneficial rights, such as voting rights or subscription rights.

Loans of securities will be made only to firms that the Adviser deems creditworthy. There are risks of delay in recovery and even loss of rights in the collateral, however, if the borrower of securities defaults, becomes the subject of bankruptcy proceedings or otherwise is unable to fulfill its obligations or fails financially.

Repurchase Agreements

The Funds have the authority to enter into repurchase agreements. A Fund may not invest more than 10% of its total assets in repurchase agreements or time deposits that mature in more than seven days. The Funds will not enter into any repurchase agreements until the Investment Company's Board of Directors approves a form of Repurchase Agreement and authorizes entities as counterparties.

Under a repurchase agreement, a Fund acquires underlying debt instruments for a relatively short period (usually not more than one week and never more than one year) subject to an obligation of the seller to repurchase (and the Fund to resell) the instrument at a fixed price and time, thereby determining the yield during the Fund's holding period. This results in a fixed rate of return insulated from market fluctuation during such period. Accrued interest on the underlying security will not be included for purposes of valuing a Fund's assets.

Repurchase agreements have the characteristics of loans by a Fund and will be fully collateralized (either with physical securities or evidence of book entry transfer to the account of the custodian bank) at all times. During the term of the repurchase agreement, the Fund retains the security subject to the repurchase agreement as collateral securing the seller's repurchase obligation, continually monitors the market value of the security subject to the agreement and requires the Fund's seller to deposit with the Fund additional collateral equal to any amount by which the market value of the security subject to the repurchase agreement falls below the resale amount provided under the repurchase agreement.

The Funds will enter into repurchase agreements only with member banks of the Federal Reserve System and with dealers in U.S. Government securities whose creditworthiness has been reviewed and found satisfactory. Securities underlying repurchase agreements will be limited to certificates of deposit, commercial paper, bankers' acceptances, or obligations issued or guaranteed by the United States Government or its agencies or instrumentalities, in which the Funds may otherwise invest.

A seller of a repurchase agreement could default and not repurchase from a Fund the security that is the subject of the agreement. The Fund would look to the collateral underlying the seller's repurchase agreement, including the securities subject to the repurchase agreement, for satisfaction of the seller's obligation to the Fund. In such event, the Fund might incur disposition costs in liquidating the collateral and might suffer a loss if the value of the collateral declines. There is a risk that if the issuer of the repurchase agreement becomes involved in bankruptcy proceedings, the Fund might be delayed or prevented from liquidating the underlying security or otherwise obtaining it for its own purposes, if the Fund did not have actual or book entry possession of the security.

When Issued and Delayed Delivery Securities

The Funds may from time to time in the ordinary course of business purchase fixed income securities on a when-issued or delayed delivery basis, which means that at the time of purchase the price and yield are fixed, but payment and delivery occur at a future date. Upon purchase of a when-issued or delayed delivery security, a Fund will record the transaction and include the security's value in determining its net asset value and will maintain an amount of cash, cash equivalents or other liquid securities in a segregated account in an amount sufficient to pay the purchase price of the security upon delivery. When the security is delivered to the Fund, its market value may be more or less than the purchase price. A Fund will enter into commitments for when-issued or delayed delivery securities only when it intends to acquire the securities, but if it does sell securities before delivery, the Fund may have a capital gain or loss.

Rule 144A Investments, Section 4(2) Commercial Paper and Illiquid Securities

Each Fund, with respect to not more than 10% of its total assets, may purchase securities that are not readily marketable, or are "illiquid". Repurchase agreements of more than seven days' duration and variable and floating rate demand notes not requiring receipt of the principal note amount within seven days' notice are considered illiquid. A Fund may incur higher transaction costs and require more time to complete transactions for the purchase and sale of illiquid securities than for readily marketable securities. When a Fund determines to sell an illiquid security within a relatively short time period, it may have to accept a lower sales price than if the security were readily marketable. Refer to "Non-Fundamental Investment Policies", paragraph 10.

The Adviser will make a factual determination as to whether securities with contractual or legal restrictions on resale purchased by a Fund are liquid, based on the frequency of trades and quotes, the number of dealers and potential purchasers, dealer undertakings to make a market, and the nature of the security and the marketplace, pursuant to procedures adopted by the Board of Directors of the Investment Company.

Securities that are eligible for purchase and sale under Rule 144A of the Securities Act of 1933 (the 1933 Act) shall be considered liquid, provided the Adviser has not made a contrary determination regarding liquidity in accordance with the Board's procedures. Rule 144A permits certain qualified institutional buyers to trade in securities even though the securities are not registered under the 1933 Act. In addition, commercial paper privately placed in accordance with Section 4(2) of the 1933 Act also will be considered liquid, provided the requirements set forth in the Board's procedures are satisfied.

Options and Futures Contracts

Each of the Funds may purchase and sell options and futures contracts, as described below. Refer to "Non-Fundamental Investment Restrictions" below, paragraph 1, for a description of the current restrictions on the Funds' purchase of options and futures contracts.

Each Fund may sell a call option contract on a security it holds in its portfolio (called a covered call), and it may buy a call option contract on the security to close out a position created by the sale of a covered call.

•  A call option is a short-term contract (generally having a duration of nine months or less) which gives the purchaser of the option the right to purchase the underlying security at a fixed exercise price at any time prior to the expiration of the option regardless of the market price of the security during the option period. As consideration for writing a covered call option, a Fund (the seller) receives from the purchaser a premium, which the Fund retains whether or not the option is exercised.

•  The seller of the call option has the obligation, upon the exercise of the option by the purchaser, to sell the underlying security at the exercise price at any time during the option period. The selling of a call option will benefit a Fund if, over the option period, the underlying security declines in value or does not appreciate above the aggregate of the exercise price and the premium. However, the Fund risks an "opportunity loss" of profits if the underlying security appreciates above the aggregate value of the exercise price and the premium.

Each Fund may buy a put option contract on a security it holds in its portfolio, and it may sell a put option contract on the security to close out a position created by the purchase of the put option contract.

•  A put option is a similar short-term contract that gives the purchaser of the option the right to sell the underlying security at a fixed exercise price at any time prior to the expiration of the option regardless of the market price of the security during the option period. As consideration for the put option, a Fund (the purchaser) pays the seller a premium, which the seller retains whether or not the option is exercised. The seller of the put option has the obligation, upon the exercise of the option by the purchaser, to purchase the underlying security at the exercise price at any time during the option period. The buying of a covered put contract limits the downside exposure for the investment in the underlying security to the combination of the exercise price less the premium paid.

•  The risk of purchasing a put is that the market price of the underlying stock prevailing on the expiration date may be above the option's exercise price. In that case the option would expire worthless and the entire premium would be lost.

Each Fund may purchase and sell futures contracts, and purchase options on futures contracts, on fixed-income securities or on an index of securities, such as the Standard & Poor's 100® Index, the Standard & Poor's 500® Index or the New York Stock Exchange Composite Index.

•  A futures contract on fixed income securities requires the seller to deliver, and the purchaser to accept delivery of, a stated quantity of a given type of fixed income security for a fixed price at a specified time in the future. A futures contract or option on a stock index provides for the making and acceptance of a cash settlement equal to the change in value of a hypothetical portfolio of stocks between the time the contract is entered into and the time it is liquidated, times a fixed multiplier. Futures contracts may be traded domestically only on exchanges which have been designated as "contract markets" by the Commodity Futures Trading Commission, such as the Chicago Board of Trade.

•  An option on a futures contract provides the purchaser with the right, but not the obligation, to enter into a "long" position in the underlying futures contract (in the case of a call option on a futures contract), or a "short" position in the underlying futures contract (in the case of a put option on a futures contract), at a fixed price up to a stated expiration date. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position in the case of a put option. In the event that an option is exercised, the parties are subject to all of the risks associated with the trading of futures contracts, such as payment of margin deposits.

•  A Fund does not pay or receive a payment upon its purchase or sale of a futures contract. Initially, a Fund will be required to deposit with the Fund's custodian in the broker's name an amount of cash or U.S. Treasury bills equal to approximately 5% of the contract amount. This amount is known as "initial margin."

•  While a futures contract is outstanding, there will be subsequent payments, called "maintenance margin", to and from the broker. These payments will be made on a daily or intraday basis as the price of the underlying instrument or stock index fluctuates making, the long and short positions in the futures contract more or less valuable. This process is known as "mark to market." At any time prior to expiration of the futures contract, a Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's position in the futures contract and may require additional transaction costs. A final determination of margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain.

A Fund may use futures contracts to protect against general increases or decreases in the levels of securities prices, in the manner described below.

•  When a Fund anticipates a general decrease in the market value of portfolio securities, it may sell futures contracts. If the market value falls, the decline in the Fund's net asset value may be offset, in whole or in part, by corresponding gains on the futures position.

•  A Fund may sell futures contracts on fixed-income securities in anticipation of a rise in interest rates, that would cause a decline in the value of fixed-income securities held in the Fund's portfolio.

•  A Fund may sell stock index futures contracts in anticipation of a general market wide decline that would reduce the value of its portfolio of stocks.

•  When a Fund projects an increase in the cost of fixed-income securities or stocks to be acquired in the future, the Fund may purchase futures contracts on fixed-income securities or stock indexes. If the hedging transaction is successful, the increased cost of securities subsequently acquired may be offset, in whole or in part, by gains on the futures position.

•  Instead of purchasing or selling futures contracts, a Fund may purchase call or put options on futures contracts in order to protect against declines in the value of portfolio securities or against increases in the cost of securities to be acquired.

•  Purchases of options on futures contracts may present less risk in hedging a portfolio than the purchase and sale of the underlying futures contracts, since the potential loss is limited to the amount of the premium paid for the option, plus related transaction costs.

•  As in the case of purchases and sales of futures contracts, a Fund may be able to offset declines in the value of portfolio securities, or increases in the cost of securities acquired, through gains realized on its purchases of options on futures.

•  The Funds also may purchase put options on securities or stock indexes for the same types of securities for hedging purposes. The purchase of a put option on a security or stock index permits a Fund to protect against declines in the value of the underlying security or securities in a manner similar to the sale of futures contracts.

•  In addition, the Funds may write call options on portfolio securities or on stock indexes for the purpose of increasing their returns and/or to protect the value of their portfolios.

•  When a Fund writes an option which expires unexercised or is closed out by the Fund at a profit, it will retain the premium paid for the option, less related transaction costs, which will increase its gross income and will offset in part the reduced value of a portfolio security in connection with which the option may have been written.

•  If the price of the security underlying the option moves adversely to the Fund's position, the option may be exercised and the Fund will be required to sell the security at a disadvantageous price, resulting in losses which may be only partially offset by the amount of the premium.

•  A call option on a security written by a Fund will be covered through ownership of the security underlying the option or through ownership of an absolute and immediate right to acquire such security upon conversion or exchange of other securities held in its portfolio.

Risks in futures and options transactions include the following:

•  There may be a lack of liquidity, which could make it difficult or impossible for a Fund to close out existing positions and realize gains or limit losses.

The liquidity of a secondary market in futures contracts or options on futures contracts may be adversely affected by "daily price fluctuation limits," established by the exchanges on which such instruments are traded, which limit the amount of fluctuation in the price of a contract during a single trading day. Once the limit in a particular contract has been reached, no further trading in such contract may occur beyond such limit, thus preventing the liquidation of positions, and requiring traders to make additional variation margin payments. Market liquidity in options, futures contracts or options on futures contracts may also be adversely affected by trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity.

•  The securities held in a Fund's portfolios may not exactly duplicate the security or securities underlying the options, futures contracts or options on futures contracts traded by the Fund, and as a result the price of the portfolio securities being hedged will not move in the same amount or direction as the underlying index, securities or debt obligation.

•  A Fund purchasing an option may lose the entire amount of the premium plus related transaction costs.

•  For options on futures contracts, changes in the value of the underlying futures contract may not be fully reflected in the value of the option.

•  With respect to options and options on futures contracts, the Funds are subject to the risk of market movements between the time that the option is exercised and the time of performance thereunder.

•  In writing a covered call option on a security or a stock index, a Fund may incur the risk that changes in the value of the instruments used to cover the position will not correlate precisely with changes in the value of the option or underlying the index or instrument.

•  The opening of a futures position and the writing of an option are transactions that involve substantial leverage. As a result, relatively small movements in the price of the contract can result in substantial unrealized gains or losses.

Additional Information about Specific Types of Securities

Non-Investment Grade Securities

The Bond Fund may purchase non-investment grade debt securities. In addition, the Bond Fund and the other Funds that purchase debt securities may hold a security that becomes non-investment grade as a result of impairments of the issuer's credit.

Fixed-income securities that are rated in the lower rating categories of the nationally recognized rating services (Ba or lower by Moody's and BB or lower by Standard & Poor's), or unrated securities of comparable quality, are commonly known as non-investment grade securities or "junk bonds". Junk bonds are regarded as being predominantly speculative as to the issuer's ability to make payments of principal and interest. Investment in non-investment grade securities involves substantial risk. Junk bonds may be issued by less creditworthy companies or by larger, highly leveraged companies, and are frequently issued in corporate restructurings, such as mergers and leveraged buy-outs. Such securities are particularly vulnerable to adverse changes in the issuer's industry and in general economic conditions. Junk bonds frequently are junior obligations of their issuers, so that in the event of the issuer's bankruptcy, claims of the holders of junk bonds will be satisfied only after satisfaction of the claims of senior security holders.

Non-investment grade bonds tend to be more volatile than higher-rated fixed-income securities, so that adverse economic events may have a greater impact on the prices of junk bonds than on higher-rated fixed-income securities. Junk bonds generally are purchased and sold through dealers who make a market in such securities for their own accounts. However, there are fewer dealers in the non-investment grade bond market, and the market may be less liquid than the market for higher-rated fixed-income securities, even under normal economic conditions. Also, there may be significant disparities in the prices quoted for junk bonds by various dealers. Adverse economic conditions or investor perceptions (whether or not based on economic fundamentals) may impair the liquidity of this market, and may cause the prices that a Fund may receive for any non-investment grade bonds to be reduced, or might cause a Fund to experience difficulty in liquidating a portion of its portfolio.

The Investment Company currently anticipates than no Fund will invest more than 5% of its total assets in non-investment grade debt securities, although a Fund may hold a larger percentage if investment grade securities have been downgraded after purchase by the Fund.

U.S. Government and U.S. Government Agency Obligations

All of the Funds may invest in U.S. Government and U.S. Government agency obligations. Some of these securities also may be considered money market instruments. Some also may be mortgage-backed securities or zero coupon securities.

U.S. Government Obligations: These securities are issued or guaranteed as to principal and interest by the United States Government. They include a variety of Treasury securities, which differ only in their interest rates, maturities and times of issuance. Treasury bills have a maturity of one year or less. Treasury notes at the time of issuance have maturities of one to seven years and Treasury bonds generally have a maturity of greater than five years.

U.S. Government Agency Obligations: Agencies of the United States Government that issue or guarantee obligations include, among others, Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Government National Mortgage Association, Student Loan Marketing Association, Maritime Administration, Small Business Administration and the Tennessee Valley Authority. Instrumentalities of the United States Government that issue or guarantee obligations include, among others,

Federal Farm Credit Banks, Federal National Mortgage Association, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks and Banks for Cooperatives.

Some of the securities issued by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury, while others are supported only by the credit of the instrumentality that issued the obligation.

Money Market Instruments

All of the Funds may purchase money market instruments, which include the following.

Certificates of Deposit. Certificates of deposit are generally short term, interest-bearing negotiable certificates issued by banks or savings and loan associations against funds deposited in the issuing institution.

Time Deposits. Time deposits are deposits in a bank or other financial institution for a specified period of time at fixed interest rate, for which no negotiable certificate is received.

Bankers' Acceptance. A bankers' acceptance is a draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

Commercial Paper. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months.

Variable Amount Floating Rate Notes. Variable floating rate notes are short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. These are interest-bearing notes on which the interest rate generally fluctuates on a weekly basis.

Corporate Debt Securities. Corporate debt securities with a remaining maturity of less than one year tend to become extremely liquid and are traded as money market securities.

Treasury Bills. See "U.S. Government and U.S. Government Agency Obligations"above.

Because the Money Market Fund and the other Funds generally will purchase only money market instruments that are rated high quality and have short terms to maturity, these money market instruments are considered to have low levels of market risk and credit risk.

Zero Coupon Securities and Discount Notes; Redeemable Securities

The Bond Fund, and the All America Fund to the extent it invests in fixed income securities, may invest in discount notes and zero coupon securities. Discount notes mature in one year or less from the date of issuance. Zero coupon securities may be issued by corporations or by certain U.S. Government agencies.

Discount notes and zero coupon securities do not pay interest. Instead, they are issued at prices that are discounted from the principal (par) amount due at maturity. The difference between the issue price and the principal amount due at maturity (or the amount due at the expected redemption date in some cases if the securities are callable) is called "original issue discount". A Fund must accrue original issue discount as income, even if the Fund does not actually receive any payment under the security during the accrual period. The purchase price paid for zero coupon securities at the time of issuance, or upon any subsequent resale, reflects a yield-to-maturity required by the purchaser from the purchase date to the maturity date (or expected redemption date).

Zero coupon securities and discount notes may fluctuate more in market value and be more difficult for a Fund to resell during periods of interest rate changes in the economy than comparable securities that pay interest in cash at regular intervals. The market values of outstanding debt securities generally decline when interest rates are rising, and during such periods a Fund may lose more investment capital if it sells zero coupon securities prior to their maturity date or expected redemption date than if it sells comparable interest-bearing securities. In general, the longer the remaining term to maturity or expected redemption of a security, the greater the impact on market value from rising interest rates.

Foreign Securities and American Depositary Receipts (ADRs)

In addition to investing in domestic securities, each of the Funds other than the Money Market Fund, may invest in securities of foreign issuers, including securities traded outside the United States. Foreign issues guaranteed by domestic corporations are considered to be domestic securities.

Each of the Funds, other than the Money Market Fund and Bond Fund, may invest in ADRs, which are dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a foreign issuer. ADRs are publicly traded on exchanges or over-the-counter in the United States.

The Investment Company has a non-fundamental investment restriction that limits foreign securities, including foreign exchange transactions, and ADRs to 25% of a Fund's total assets. (See "Non-Fundamental Investment Policies", paragraph 2.) The Investment Company currently anticipates that no Fund will invest more than 10% of its total assets in foreign securities or foreign exchange transactions.

The Investment Company will consider special factors before investing in foreign securities and ADRs. These include:

•  changes in currency rates or currency exchange control regulations,

•  the possibility of expropriation,

•  the unavailability of financial information or the difficulty of interpreting financial information prepared under foreign accounting standards,

•  less liquidity and more volatility in foreign securities markets (not applicable to ADRs),

•  the impact of political, social or diplomatic developments, and

•  the difficulty of assessing economic trends in foreign countries.

The Funds could encounter greater difficulties in bringing legal processes abroad that would be encounter in the United States. In addition, transaction costs in foreign securities may be higher.

Convertible Securities

The Bond Fund, as well as the All America and Aggressive Equity Funds to the extent they invest in debt securities, may invest in convertible debt securities. Convertible securities can be converted by the holder into common stock of the issuer, at the price and on the terms set forth by the issuer when the convertible securities are initially sold. Convertible securities normally provide a higher yield than the underlying stock but a lower yield than a fixed-income security without the convertibility feature. The price of the convertible security normally will vary to some degree with changes in the price of the underlying stock, although the higher yield tends to make the convertible security less volatile than the underlying common stock. The price of the convertible security also will vary to some degree inversely with interest rates.

Equipment Trust Certificates

The Bond Fund may invest in equipment trust certificates. The proceeds of those certificates are used to purchase equipment, such as railroad cars, airplanes or other equipment, which in turn serve as collateral for the related issue of certificates.

The equipment subject to a trust generally is leased by a railroad, airline or other business, and rental payments provide the projected cash flow for the repayment of the equipment trust certificates. Holders of equipment trust certificates must look to the collateral securing the certificates, and any guarantee provided by the lessee or any parent corporation for the payment of lease amounts, in the case of default in the payment of principal and interest on the certificates.

The Investment Company currently has a non-fundamental investment policy that no Fund will invest more than 5% of its total assets in equipment trust certificates.

Asset-Backed Securities

The Bond Fund may invest in securities backed by consumer or credit card loans or other receivables or may purchase interests in pools of such assets.

Changes in interest rates may significantly affect the value of these securities, and prepayment rates will impact the yield and price of the securities. A decline in interest rates may result in increases in prepayment, and a Fund will have to invest prepayment proceeds at the prevailing lower interest rates. Asset-backed securities generally are not expected to prepay to the same extent as mortgage-backed securities in such circumstances. An increase in interest rates may result in prepayment at a rate slower than was assumed when the security was purchased. The creditworthiness of an issuer of asset-backed securities also may impact the value of they securities.

The Investment Company currently has a non-fundamental investment policy that no Fund will:

•  invest more than 10% of its total assets in asset-backed securities,

•  invest in interest-only strips or principal-only strips of asset-backed securities, or

•  purchase the most speculative series or class of asset-backed securities issues.

Mortgage-Backed Securities

The Bond Fund, as well as the All America and Aggressive Equity Funds to the extent they invest in debt securities, may invest in mortgage-backed securities. You should refer to the discussion of Mortgage-Backed Securities in the Prospectus under "Details about How Our Funds Invest and Related Risks - Specific Investments or Strategies and Related Risks".

The Investment Company currently has a non-fundamental investment policy that no Fund will:

•  if the Fund invests primarily in fixed income securities, invest more than 10% of its total assets in mortgage-backed securities that are not also considered to be U.S. Government or U.S. Government agency securities,

•  if the Fund invests primarily in equity securities, invest in mortgage-backed securities unless they are also considered to be U.S. Government Securities,

•  invest in interest-only strips or principal-only strips of mortgage-backed securities, or

•  purchase the most speculative class or series of collateralized mortgage obligation issues or other mortgage-backed securities issues.

Warrants

The All America Fund and Bond Fund may acquire warrants. A warrant is an option to purchase common stock of an issuer and is issued in conjunction with another security, such as a debt obligation. A warrant specifies the price at which the holder may purchase shares of common stock and usually expires after a period of time. A warrantholder generally may pay cash for the common stock to be purchased or may surrender principal amount of the related debt security the warrantholder owns equal to the purchase price for the stock.

The common stock underlying a warrant may not increase in value after the date the warrant was issued, or may not increase up to the warrant exercise price. In this case, the warrant generally would have little value and could expire unexercised.

The Investment Company currently has a non-fundamental investment policy that no Fund will invest more than 5% of its assets in warrants.

Preferred Stock

The All America Fund and Bond Fund may purchase preferred stock. A corporation may issue a form of equity security called preferred stock. Compared to common stock, preferred stock has advantages in the receipt of dividends and in the receipt of the corporation's assets upon liquidation. Preferred stockholders, however, usually do not have voting rights at meetings of the corporation's shareholders.

An issuer of preferred stock must pay a dividend to holders of preferred stock before it distributes a dividend to holders of common stock. When a corporation issues preferred stock, it sets a dividend rate, or a formula to determine the rate. If a corporation does not have sufficient earnings to pay the specified dividend to preferred stockholders, the unpaid dividend may accrue (cumulate) and become payable when the corporation's earnings increase. Bondholders, in contrast, are entitled to receive interest and principal due, regardless of the issuer's earnings.

Some issues of preferred stock give the holder the right to convert the preferred stock into shares of common stock, when certain conditions are met. A holder of preferred stock that is not convertible, or of preferred stock that is convertible but has not met the conditions for conversion, does not share in the earnings of the issuer other than through the receipt of dividends on the preferred stock. The market value of convertible preferred stock generally fluctuates more than the market value of nonconvertible preferred stock, because the value of the underlying common stock will affect the price of the convertible stock.

Preferred stock has the risk that a corporation may not have earnings from which to pay the dividends as they become due. Even if a corporation is paying dividends, if the dividend rate is fixed (and not variable), changes in interest rates generally will affect the market value of the preferred stock in the same manner as for debt obligations.

The Investment Company presently has a non-fundamental investment policy that no Fund will invest more than 10% of its assets in preferred stock.

FUNDAMENTAL INVESTMENT RESTRICTIONS

The following investment restrictions are fundamental policies. The Funds may not change these policies unless a majority of the outstanding voting shares of each affected Fund approves the change. No Fund will:

1.  underwrite the securities issued by other companies, except to the extent that the Fund's purchase and sale of portfolio securities may be deemed to be an underwriting;

2.  purchase physical commodities or contracts involving physical commodities;

3.  based on its investments in individual issuers, be non-diversified as defined under the 1940 Act and in addition the Money Market Fund will not invest in any securities that would cause it to fail to comply with applicable diversification requirements for money market funds under the 1940 Act and rules thereunder, as amended from time to time;

4.  based on its investment in an issuer's voting securities, be non-diversified as defined under the 1940 Act, as amended from time to time.

5.  issue senior securities, except as permitted under the 1940 Act and the rules thereunder as amended from time to time;

6.  invest more than 25% of its total assets in the securities of issuers in one industry, other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, except that the Money Market Fund may invest more than 25% of its total assets in instruments issued by U.S. banks.

7.  purchase real estate or mortgages directly, but a Fund may invest in mortgage-backed securities and may purchase the securities of companies whose businesses deal in real estate or mortgages, including real estate investment trusts;

8.  borrow money, except to the extent permitted by the 1940 Act and rules thereunder, as amended from time to time; or

9.  lend assets to other persons, except to the extent permitted by the 1940 Act, the rules thereunder and applicable SEC guidelines, as amended from time to time, or pursuant to any exemptive relief granted by the SEC.

Current 1940 Act provisions applicable to fundamental investment restriction #3 above: The 1940 Act and rules thereunder currently restrict a Fund, with respect to 75% of the value of its total assets, from investing more than 5% of its total assets in the securities of any one issuer, other than (i) securities issued or guaranteed by the United States Government or its agencies or instrumentalities ("U.S. Government Securities"), and (ii) securities of other registered investment companies;

Current 1940 Act provisions applicable to fundamental investment restriction #4 above: The 1940 Act and rules thereunder currently restrict a Fund, with respect to 75% of the value of its total assets, from purchasing more than 10% of the outstanding voting securities of any one issuer other than (i) U.S. Government Securities, and (ii) securities of other registered investment companies, and imposes additional restrictions on the Money Market Fund.

Current 1940 Act provisions applicable to fundamental investment restriction #8 above: The 1940 Act and rules thereunder currently limit a Fund's borrowing to 331/3% of total assets (including the amount borrowed) minus liabilities (other than borrowings) and require the reduction of any excess borrowing within three days (excluding Sundays and holidays).

Current 1940 Act provisions applicable to fundamental investment restriction #9 above: The 1940 Act and rules thereunder currently limit a Fund's lending to 331/3% of its total assets, with a Fund's entry into repurchase agreements or the purchase of debt securities not being considered the making of a loan for this purpose.

NON-FUNDAMENTAL INVESTMENT POLICIES

The following investment restrictions are not fundamental policies. They may be changed without shareholder approval by a vote of the Board of Directors of the Investment Company, subject to any limits imposed by the 1940 Act or applicable regulatory authorities and subject to each Fund's investment objectives permitted investments. No Fund will:

1.  purchase or sell options or futures contracts or options on futures contracts unless the options or contracts relate to U.S. issuers or U.S. stock indexes and are not for speculation, and in addition (i) a Fund may write only covered call options and may buy put options only if it holds the related securities, (ii) a Fund may invest in futures contracts to hedge not more than 20% of its total assets, and (iii) premiums paid on outstanding options contracts may not exceed 5% of the Fund's total assets;

2.  invest in foreign exchange nor invest more that 25% of its total assets in securities of foreign issuers and American Depositary Receipts (ADRs);

3.  invest for the purpose of exercising control over management of an issuer (either separately or together with any other Funds);

4.  make short sales, except when the Fund owns or has the right to obtain securities of equivalent kind and amount that will be held for as long as the Fund is in a short position;

5.  if its investment policy is to invest primarily in equity securities, purchase mortgage-backed securities unless they are also U.S. Government Securities, or if its investment policy is to invest primarily in fixed income securities, invest more than 10% of its total assets in mortgage-backed securities that are not also U.S. Government Securities;

6.  invest in the securities of any registered investment company except as permitted under the Investment Company Act of 1940 and the rules thereunder, as amended from time to time, or by any exemptive relief granted by the SEC;

7.  purchase securities on margin, except that credits for the clearance of portfolio transactions and the making of margin payments for futures contracts and options on futures contracts shall not constitute the purchasing of securities on margin;

8.  borrow money except for temporary or emergency purposes (not for investment or leveraging) or under any reverse repurchase agreement, provided that a Fund's aggregate borrowings may not exceed 10% of the value of the Fund's total assets and it may not purchase additional securities if its borrowings exceed that limit;

9.  lend more than 10% of its assets;

10.  invest more than 10% of its total assets in securities that are considered to be illiquid because they are subject to legal or contractual restrictions on resale or are otherwise not readily marketable, including repurchase agreements and time deposits that do not mature within seven days but excluding Rule 144A securities and other restricted securities that are determined to be liquid pursuant to procedures adopted by the Board of Directors;

11.  invest more than 5% of its total assets in equipment trust certificates;

12.  invest more than 10% of its total assets in asset-backed securities or purchase the most speculative series or class of asset-backed securities issues;

13.  purchase the most speculative series or class of collateralized mortgage obligation issues or other mortgage-backed securities issues;

14.  invest in interest-only strips or principal only strips of asset-backed securities, mortgage-backed securities or other debt securities;

15.  invest more than 5% of its assets in warrants; or

16.  invest more than 10% of its assets in preferred stock.

Disclosure of Portfolio Securities Information. The policies and procedures of the Investment Company with respect to disclosure of portfolio securities information are set forth in its compliance manual, which has been approved and adopted by the Board of Directors. The Board has also approved the Principal Underwriter's, Adviser's and other service providers' written compliance policies and procedures, which contain their policies and procedures with respect to disclosure of portfolio securities information. The Investment Company posts its top 10 holdings on its website each month. Typically the information is five to ten calendar days old when posted. The Investment Company discloses to shareholders and others only information that is made available to the public, on a quarterly basis. With the sole exception of certain disclosures to certain parties ("Recipients") that are for legitimate business purposes and beneficial to the Investment Company, such as providing information reasonably requested by consultants and rating services, no information on portfolio securities will be disclosed to any party until it has first been made available to the public on the Investment Company's website. Requests by Recipients will be reviewed on a case-by-case basis, and there are no ongoing arrangements for disclosing information to Recipients. Any disclosures to Recipients may be made only with advance approval of the Chief Executive Officer, Chief Compliance Officer ("CCO") and counsel, must contain limitations on use, must be limited in time, and, if the requested disclosure should include information not already available to the public as stated above, it must be covered by a confidentiality and nondisclosure agreement which includes an agreement not to use the information to make trading decisions on behalf of the Recipient or others. Since there has been no disclosure to Recipients of information which is not otherwise publicly available or otherwise, there are no confidentiality agreements in effect as of May 1, 2005. Because of this strict policy on disclosure, the potential for conflict of interest is very low, and the prior approval of the CEO and CCO for disclosure to Recipients, in part, seeks to determine and eliminate such conflicts as may arise and to assure that disclosure of information to Recipients is in the best interests of the Fund's shareholders. The CCO is responsible for monitoring and reporting to the Board on an annual basis any violations of the compliance manual of the Investment Company, the Adviser, or any service providers. There are no special or routine arrangements to permit disclosure of portfolio securities information that is not already available to the public and no such arrangements are permitted. Further, it is the Investment Company's policy that the Investment Company nor any other party receives any compensation for any disclosure of portfolio securities information by the Investment Company.

MANAGEMENT OF THE INVESTMENT COMPANY

Directors and Officers

The tables below show information about the Directors and officers of the Investment Company. The Directors of the Investment Company consist of five individuals, four of whom are not "interested persons" of the Investment Company as defined in the Investment Company Act of 1940 ("Independent Directors"). The Directors of the Investment Company are responsible for the overall supervision of the operations of the Investment Company and perform the various duties imposed on directors of investment companies by the Investment Company Act of 1940 and by the laws of Maryland. The Board of Directors elects officers of the Investment Company annually. The address of each Director and officer is c/o the Investment Company, 320 Park Avenue, New York, New York 10022-6839.

The Investment Company does not hold annual meetings of shareholders, and each Director has been elected by shareholders to serve until a successor is duly elected at a meeting of shareholders called for the purpose of electing directors. Each officer of the Investment Company has been elected by the Board of Directors to serve until a successor is duly elected. The Independent Directors do not serve as directors of any other investment companies advised by or affiliated with the Adviser with the sole exception of Mr. Waide, who serves on the Board of Directors of Mutual of America Investment Corporation, an affiliated registered investment company, which also receives investment advice from the Adviser. Accordingly, the Independent Directors oversee six portfolios in the same fund complex, and Mr. Waide oversees twenty portfolios in the same fund complex and an affiliated fund complex.

Independent Directors

Name and Age	Length of Time Served	Principal Occupation(s) in Past Five Years	Other Directorships Held by Director
Kevin M. Kearney age 52	since 2/96	Partner, Wingate, Kearney & Cullen (law firm)	Concern Worldwide, USA

John T. Sharkey age 68	since 2/96	Chairman & CEO, Kane, Saunders & Smart (consulting), March 2000 to present; Vice President, MCI WorldCom, until December 1999	Michael Smurfit Graduate School of Business (Dublin, Ireland)

Stanley Shmishkiss age 86	since 8/96	Owner, Stanley Shmishkiss Insurance Agency; Chairman Emeritus, American Cancer Society Foundation	Trustee, American Cancer Society Foundation

John Silber age 78	since 2/96	Professor & President Emeritus, Boston University	none

Patrick J. Waide, Jr. age 67	since 8/96	Senior Vice President, Administration, Sullivan & Company until March, 1998; Director, Drucker Foundation, 1996-1999, and President, 1999.	Trustee, School for Ethical Education; American Federation for Aging Research, Mutual of America Investment Corporation.

Interested Directors

Name, Position and Age	Length of Time Served	Principal Occupation(s) in Past Five Years	Other Directorships Held by Director
John Greed Chairman, President and Chief Executive Officer, age 45	since 9/03	Executive Vice President and Treasurer, Mutual of America, Mutual of America Capital Management Corporation and Mutual of America Holding Company, Inc.; Executive Vice President, Chief Financial Officer and Treasurer, Mutual of America Investment Corporation	Mutual of America Holding Company, Inc.

Mr. Greed is considered an "interested person" of the Investment Company because of his position with the Adviser.

Officers

Name, Position and Age	Length of Time Served	Principal Occupation(s) in Past Five Years	Directorships Held by Officer
Manfred Altstadt Senior Executive Vice President and Chief Financial Officer, age 55	since 9/03	Senior Executive Vice President and Chief Financial Officer, Mutual of America, Mutual of America Capital Management Corporation and Mutual of America Holding Company, Inc.; Chairman, President and Chief Executive Officer, Mutual of America Investment Corporation	Mutual of America; Mutual of America Investment Corporation; Mutual of America Securities Corporation; Mutual of America Holding Company, Inc.; Fund Director and Treasurer, Calvary Hospital; Director and Treasurer, Orange County Community College Educational Foundation

Patrick A. Burns Senior Executive Vice President and General Counsel, age 58	since 10/94	Senior Executive Vice President and General Counsel, Mutual of America, Mutual of America Capital Management Corporation, Mutual of America Securities Corporation, Mutual of America Holding Company, Inc. and Mutual of America Investment Corporation	Mutual of America; Mutual of America Holding Company; Irish American Legal and Education Research Foundation

Thomas L. Martin Senior Vice President and Secretary, age 55	since 8/03	Senior Vice President and Associate General Counsel, Mutual of America	none

The officers and directors of the Investment Company own none of its outstanding shares (as individuals they are not eligible to purchase Fund shares). The Investment Company has an Audit Committee consisting of all of the independent directors. Mr. Kearney is the Chairman of the Audit Committee and Mr. Waide is the Audit Committee Financial expert which meets four times per year, on a quarterly basis. The Audit Committee met four times in 2004.

Mr. Shmishkiss is a trustee of the American Cancer Society Foundation, and Thomas J. Moran, the President and Chief Executive Officer of Mutual of America, also is a trustee of that Foundation. Set forth below is a table showing compensation paid to the Independent Directors during 2004. The cost of compensating Independent Directors is divided equally among the Funds. The Interested Director and officers of the Investment Company do not receive compensation from the Investment Company for their services.

Name of Director	Aggregate Compensation from Investment Company(1)	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Benefits Upon Retirement	Total Compensation from Investment Company and Other Investment Companies in Complex(2)
Kevin M. Kearney	$37,500	None	None	$37,500
John T. Sharkey	$35,500	None	None	$35,500
Stanley Shmishkiss	$35,500	None	None	$35,500
John R. Silber	$35,500	None	None	$35,500
Patrick J. Waide, Jr.	$37,500	None	None	$75,000

(1)    Directors who are not "interested persons" of the Investment Company received from the Investment Company in 2004 an annual retainer of $24,000 and a fee of $1,500 for each Board or Committee meeting attended. In addition, they receive business travel and accident insurance and life insurance coverage of $75,000. The Audit Committee Chairman and Financial Expert each receive an additional $500 for each committee meeting attended.

(2)    Directors who are not interested persons do not serve on the Board of any other investment company in the same complex as the Investment Company, with the sole exception of Mr. Waide, who is a director of Mutual of America Investment Corporation, an affiliated registered investment company.

As of December 31, 2004, Mutual of America Life Insurance Company (Mutual of America) owned approximately $32 million of the All America Fund's shares, $31 million of the Mid-Cap Equity Index Fund's shares, $15 million of the Aggressive Equity Fund's shares, $29 million of the Bond Fund's shares, $1 million of the Money Market Fund's shares and $24 million of the Equity Index Fund's shares. Mutual of America has the right to vote its shares at any meeting of shareholders. Based on its ownership of shares on the date of this Statement of Additional Information, Mutual of America will control the outcome of voting by shareholders of each of the Equity Index, All America, Mid-Cap Equity Index, Aggressive Equity and Bond Funds and by shareholders of all of the Funds voting together. The address for Mutual of America, a New York corporation, is 320 Park Avenue, New York, NY 10022-6839.

INVESTMENT ADVISORY ARRANGEMENTS

Investment Adviser. The Investment Company's investment adviser is Mutual of America Capital Management Corporation (the Adviser or Capital Management), an indirect wholly-owned subsidiary of Mutual of America. The Adviser's address is 320 Park Avenue, New York, New York 10022-6839. The Adviser is a registered investment adviser under the Investment Advisers Act of 1940. The Adviser provides investment management services to the Investment Company, Mutual of America Investment Corporation and the General Account of Mutual of America. The Adviser provides advisory services for the Investment Company's Funds, in accordance with the Funds' investment policies, objectives and restrictions as set forth in the Prospectus and this Statement of Additional Information. The Adviser has delegated some of its advisory responsibilities for a portion of the All America Fund to the Subadviser named below. The Adviser's activities are subject at all times to the supervision and approval of the Investment Company's Board of Directors. Under the Investment Advisory Agreement, the Adviser agrees to provide investment management services to the Investment Company. These services include:

•  performing investment research and evaluating pertinent economic, statistical and financial data;

•  consultation with the Investment Company's Board of Directors and furnishing to the Investment Company's Board of Directors recommendations with respect to the overall investment plan;

•  implementation of the overall investment plan, including carrying out decisions to acquire or dispose of investments;

•  management of investments;

•  reporting to the Investment Company's Board of Directors on a regular basis on the implementation of the investment plan and the management of investments;

•  maintaining all required records;

•  making arrangements for the safekeeping of assets; and

•  providing office space facilities, equipment, material and personnel necessary to fulfill its obligations.

The Adviser is responsible for all expenses incurred in performing the investment advisory services, including compensation of officers and payment of office expenses, and for providing investment management services.

The Board of Directors of the Investment Company at a meeting held on February 22, 2005, reapproved the Investment Advisory Agreement with the Adviser, and the advisory fees payable thereunder, for an additional year. As part of its deliberations, the Board reviewed written information provided to it from a number of sources and took into consideration the following factors: the overall scope and quality of the services provided to the Funds by the Adviser, including advisory and management services and personnel available to provide services, results achieved by the Adviser and the expense reimbursements paid by the Adviser for operating expenses (other than transaction costs) of the Funds; the total expense ratios of the Funds compared to the expense ratios of funds that are managed by other advisers and which have similar investment objectives; the advisory fees payable to the Adviser by the Funds compared to the advisory fees payable by funds that are managed by other advisers and which have similar investment objectives; the extent to which economies of scale are applicable and, if available, the manner in which they are allocated between the Adviser and the Funds; the profitability of the Adviser, based on its total expenses for providing advisory services to the Funds and the portfolios of Mutual of America Investment Corporation and for reimbursing the Funds' operating expenses other than advisory fees and transaction costs, compared to advisory fees and any other compensation directly or indirectly received for such services; and the fact that the rates of compensation payable to the Adviser under the Investment Accounting Agreement, dated as of January 1, 1997, between the Adviser and the Investment Company remain unchanged from when the agreement was first entered into, and the rates of compensation are the same as the rates the Funds were paying to an independent investment accounting and recordkeeping agent under an earlier agreement. The Board also considered the Adviser's access to research services from brokers to which the Adviser allocates the Investment Company's brokerage and the fact that the Adviser engages in no transactions relating to the Funds that might be construed as "soft dollar" arrangements. Based on the information reviewed and following discussion, the Board concluded that it was satisfied with the nature and quality of the advisory and other services provided to the Investment Company by the Adviser. The Board also found for each of the Funds that the advisory fee provided for in the investment management agreement is reasonable in relation to the services provided.

Advisory Fees. As compensation for its services to each of the Funds of the Investment Company, the Funds pay the Adviser a fee at the following annual rates of net assets, calculated as a daily charge:

Equity Index Fund - .125%

All America Fund - .50%

Mid-Cap Equity Index Fund - .125%

Aggressive Equity Fund - .85%

Bond Fund - .45%

Money Market Fund - .20%

Investment Advisory Fees Paid by Funds to Adviser*

Fund	2004	2003	2002
Equity Index	$61,727	$38,638	$34,170
All America	$287,834	$226,490	$224,630
Mid-Cap Equity Index	$42,402	$30,192	$28,135
Aggressive Equity	$132,669	$108,277	$106,208
Bond	$230,053	$182,385	$153,014
Money Market	$113,960	$122,929	$128,372
Total Fees	$868,645	$708,911	$674,529

Other Fund Expenses. Each Fund is responsible for paying its advisory fee and other expenses incurred in its operation, including:

•  brokers' commissions, transfer taxes and other fees relating to the Fund's portfolio transactions,

•  directors' fees and expenses,

•  fees and expenses of its independent certified public accountants,

•  fees and expenses of its legal counsel,

•  the cost of the printing and mailing semi-annual reports to shareholders, Proxy Statements, Prospectuses, Prospectus Supplements and Statements of Additional Information,

•  the cost of preparation and filing registration statements and amendments thereto,

•  bank transaction charges and custodian's fees,

•  any proxy solicitors' fees and expenses,

•  SEC filing fees,

•  any federal, state or local income or other taxes,

•  any membership or licensing fees of the Investment Company Institute and similar organizations,

•  fidelity bond and directors' liability insurance premiums, and

•  any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made.

Expense Reimbursements by the Adviser. The Adviser limits the expenses of each Fund, other than for brokers' commissions, transfer taxes and other fees relating to portfolio transactions and extraordinary expenses, to the amount of the investment advisory fees paid by the Fund to the Adviser, which are at an annual rate of .85% of the net assets of the Aggressive Equity Fund, .50% of the net assets of the All America Fund, 45% of the net assets of the Bond Fund, .20% of the net assets of the Money Market Fund, and .125% of the net assets of each of the Equity Index Fund and Mid-Cap Equity Index Fund. This expense limitation obligation of the Adviser was contractual for the initial period April 1, 2002 through December 31, 2002 and renews each calendar year thereafter unless the Adviser notifies the Investment Company of its termination at least two weeks prior to the new calendar year. The limitation was not terminated, and remains in effect through 2005. The Adviser has voluntarily limited the Funds' expenses since the inception of each Fund, and the Adviser could discontinue reimbursements upon the termination of its contractual obligation.

Additional Disclosure - Portfolio Managers of the Adviser

Subadviser for Portion of the All America Fund. For a portion of the actively managed assets of the All America Fund (the Active Assets), the Adviser has entered into a Subadvisory Agreement with Oak Associates, Ltd. (Oak Associates or the Subadviser). The Subadviser is registered as an investment adviser under the Investment Advisers Act of 1940.

For its portion of the All America Fund, the Subadviser provides investment advisory services, including research, making recommendations and regular reports to the Board of Directors of the Investment Company, maintenance of records, and providing all the office space, facilities, equipment, material and personnel necessary to fulfill its obligations under the Subadvisory Agreement. The Subadviser is subject to the supervision of the Adviser and the Board of Directors of the Investment Company.

Additional Information Concerning Portfolio Managers

The following information is current as of December 31, 2004.

Portfolio Manager Compensation - Adviser

This description of the structure of, and the method used to determine the compensation of, the portfolio managers applies to all portfolio managers of the Adviser and the person overseeing the index Funds of the Investment Company.

All portfolio managers of the Adviser receive a fixed base annual salary and may qualify for an annual incentive compensation award, or bonus. The bonus is based upon the pre-tax annual performance of the portions or segments of Funds managed by the portfolio manager relative to the appropriate nationally recognized benchmarks which have been selected for each portion or segment ("portfolio"), which can be adjusted by a factor related to the performance of the Insurance Company. The portfolio benchmarks consist of well-recognized indices such as the Standard and Poor's® 500 Index, and the Russell 2000® Index, which vary by portfolio and are more specifically described by portfolio in the Prospectus and this SAI.

All employees of the Adviser are entitled to health insurance, group life insurance and group disability coverage, a non-contributory defined benefit pension plan, and an employer-matched 401(k) plan. Certain senior management employees are also eligible for a long term performance-based incentive compensation plan. Under the plan, shares are granted each year and generally vest over a three-year period. The value of such shares is based upon increases in the Insurance Company's General Account statutory surplus and the maintenance of certain financial ratios.

Name	Title	Portfolios Managed/Overseen	Incentive Compensation Benchmark
Stephen Rich	Executive Vice President Portfolio Manager	Small Cap Value (Aggressive Equity) Small Cap Growth (All America Fund)	Russell 2000® S&P 500®

Andrew Heiskell	Executive Vice President Director of Fixed Income	Bond Fund	Lehman Brothers Aggregate

Gary Wetterau	Senior Vice President Portfolio Manager	Bond Fund	Lehman Brothers Aggregate

Eleanor Innes	Second Vice President	Equity Index Mid-Cap Equity Index	S&P 500® S&P 400®

Other Information - Adviser

The Adviser's portfolio managers do not manage funds or portfolios for entities other than clients of the Adviser. The Adviser manages only funds of Mutual of America Institutional Funds, Mutual of America Investment Corporation, Inc., and a few individually managed pension plans holding contracts with the Insurance Company, all of which are identified below. The following information concerning the portfolio managers and the person, overseeing the index Funds is in addition to that provided in the Prospectus under the heading, "Portfolio Managers". The section under each person's name entitled "Ownership of Securities" sets forth a range within which the person's investments in the Investment Company Funds fall. The access persons of the Adviser are subject to restrictions contained in the Code of Ethics adopted by the Adviser in accordance with Rule 204A-1 under the Investment Advisers Act of 1940, which addresses conflicts of interest between access persons and a Fund. Trades are allocated pro rata among clients. The information is presented in tabular format followed by more detailed explanatory text.

Name	Title	Registered Investment Companies [Assets as of 4/22/05]	Other Pooled Investment Vehicles	Other Accounts	Dollar Range of Securities owned in the Fund*
Stephen Rich	Executive Vice President Portfolio Manager	Small Cap Value [$7 million] Small Cap Growth [$6 million]	0	Mutual of America Investment Corporation ("MOAIC") • Small Cap Value [$53 million] • Small Cap Growth [$46 million]	0

Andrew Heiskell	Executive Vice President Director of Fixed Income	Bond Fund [$55 million]	0	MOAIC • Bond Fund [$55 million]	0

Gary Wetterau	Senior Vice President Portfolio Manager	Bond Fund [$55 million]	0	MOAIC • Bond Fund [$55 million]	0

Name	Title	Registered Investment Companies [Assets as of 4/22/05]	Other Pooled Investment Vehicles	Other Accounts	Dollar Range of Securities owned in the Fund*
Eleanor Innes	Second Vice President	Oversees: Index Portfolios [$53 million] Equity Index Fund [$53 million] Mid Cap Index Fund [$34 million]	0	MOAIC • Equity Index Fund [$295 million] • All America Index [$274 million] Mutual of America General Account • Index Portfolio [$204 million]	0

* Note: The Investment Company is only available to institutional investors.

Eleanor Innes - Second Vice President of the Adviser

• Length of Service:	4 years at Adviser 8 years investment experience

• Role:	Oversees the index portfolios

• Portfolios Managed:	None Oversees the Index portfolio of the All America Fund ($53 million) Equity Index ($53 million), Mid Cap Index ($34 million) Participant on team handling Small Cap Growth portfolio

• Other Accounts	Oversees the MOAIC Equity Index Fund ($722 million), MOAIC Mid Cap Index Fund ($295 million), MOAIC All America Fund Index portfolio ($274 million), Mutual of America General Account Index ($204 million)

• Education:	Undergraduate - State University of New York at Binghamton

• Ownership of Securities:	There are no investments in the Funds because only institutional investors may purchase Fund shares. Listed below are investments in mutual funds within an affiliated fund complex.
Aggressive Equity Fund - $50,001 - $100,000

Andrew Heiskell - Executive Vice President, Director of Fixed Income

• Length of Service:	13 years at Adviser More than 30 years investment experience

• Role:	Sets fixed income investment strategy Manages and oversees the Fixed Income portfolios

• Portfolios Managed:	Bond Fund ($55 million)

• Other Accounts	Girl Scouts USA Pension Plan ($41 million)
United Way CS Pension Plan ($19 million)
American Cancer Society Pension Plan ($25 million)
Diocese of St. Augustine Priests Retirement Account ($5 million)
Diocese of St. Augustine Laity Retirement Account ($9 million)
MOAIC Bond Fund ($362 million)
MOAIC Mid-Term Bond Fund ($72 million)
MOAIC Short-Term Bond Fund ($31 million)
Mutual of America General Account ($5.7 billion)

• Education:	Undergraduate - University of Tennessee J.D. - Georgia School of Law

• Ownership of Securities:	There are no investments in the Funds because only institutional investors may purchase Fund shares. Listed below are investments in mutual funds within an affiliated fund complex.
Equity Index Fund - $100,001 - $500,000

Stephen Rich - Executive Vice President of the Adviser

• Length of Service:	1 year at Adviser 14 years investment experience

• Role:	Portfolio Manager for the Small Cap Value portfolio
of the All America Fund and Aggressive Equity Fund
Member of portfolio management team for the Small Cap Growth portfolio of the All America Fund and Aggressive Equity Fund

• Portfolios Managed:	Small Cap Value portfolio of Aggressive Equity Fund ($7 million) Team Member managing Small Cap Growth portfolio of the Aggressive Equity Fund ($6 million)

• Other Accounts	MOAIC Small Cap Value ($53 million) MOAIC Small Cap Growth (team member) ($46 million)

• Education:	Undergraduate - Princeton University M.B.A. - New York University

• Ownership of Securities:	There are no investments in the Funds because only institutional investors may purchase Fund shares. Listed below are investments in mutual funds within an affiliated fund complex.
Equity Index Fund - $1 - $10,000
All America Fund - $10,001 - $50,000

Gary Wetterau - Senior Vice President of the Adviser

• Length of Service:	9 year at Adviser 15 years investment experience

• Role:	Manager of Mortgage Backed portfolio of Fixed Income Funds

• Portfolios Managed:	Bond Fund ($55 million)

• Other Accounts	Girl Scouts USA Pension Plan ($41 million)
United Way CS Pension Plan ($19 million)
American Cancer Society Pension Plan ($25 million)
Diocese of St. Augustine Priests Retirement Account ($5 million)
Diocese of St. Augustine Laity Retirement Account ($9 million)
Mortgage Backed portfolio of MOAIC Bond Fund ($362 million)
Mortgage Backed portfolio of MOAIC Mid-Term Bond Fund ($72 million)
Mortgage Backed portfolio of MOAIC Short-Term Bond Fund ($31 million)
Mutual of America General Account ($5.7 billion)

• Education:	Undergraduate - U.S. Air Force Academy M.B.A. - University of Arizona

• Ownership of Securities:	There are no investments in the Funds because only institutional investors may purchase Fund shares. Listed below are investments in mutual funds within an affiliated fund complex.
Bond Fund - $10,001 - $50,000
Mid-Term Bond Fund - $10,001 - $50,000
Equity Index Fund - $50,001 - $100,000

Portfolio Manager Compensation - Subadviser

Oak Associates, the Subadviser for a portion of the All America Fund, is unaffiliated with the Investment Company and the Adviser. Mr. Oelschlager owns 99% of the interests in Oak Associates and is compensated by receiving a distribution equal to 99% of Oak Associates' net profits. Mr. Yardeni is compensated with a fixed base salary and an annual bonus comprised of a percentage of revenues based on increased revenues going forward. Mr. MacKay and Ms. Barton receive a fixed base salary and a quarterly bonus comprised of a percentage of net profits of the firm and their personal performance. The Adviser pays Oak Associates a fee of 30 basis points based upon its net assets under management, calculated as a daily charge and Oak Associates does not receive any incentive payments or performance-based bonus compensation utilizing benchmarks such as published indices.

Other Information - Subadviser

The following four employees of the Subadviser ("Portfolio Management Team") manage a portion of the All America Fund. Certain information which is more fully described in the text is presented in tabular form following the text.

James D. Oelschlager - Chief Executive Officer and Chief Investment Officer

• Length of Service:	20 year at Oak Associates 36 years investment experience

• Role:	Mr. Oelschlager is a part of Oak Associates' two investment teams, the Portfolio Management Team and the Portfolio Advisory Team. The Portfolio Advisory Team, which includes the Portfolio Management Team, meets at least weekly to assess the performance and composition of the portfolio. During the Portfolio Advisory Team meeting, research analysts are accountable for reporting any material developments and discussing any changes in the long-term outlook for the companies they cover. Recommendations are provided for stocks that should be added to or removed from the Review List or Idea List. At the conclusion of the Portfolio Advisory Team meeting, the Portfolio Management Team meets to make all investment decisions.

• Portfolios Managed:	Mr. Oelschlager is part of the Portfolio Management Team that makes the decisions on the separate account portfolios and sub-advised funds. He is also the Portfolio Manager for the White Oak Growth Stock Fund and the Pin Oak Aggressive Growth Stock Fund. He is Co-Portfolio Manager for the Red Oak Technology Select Fund and the Rock Oak Core Growth Fund. He and the Portfolio Management Team manage a portion of the All America Fund of Mutual of America Investment Corporation.

• Other Accounts	Other Sub-advised Funds managed by Oak Associates:
Prudential's Target Large Cap Growth Fund - $150,764,779.63
Prudential's Strategic Partners Style Specific Fund - $39,159,710.54
Scudder Variable Series II - $85,120,072.92
Managers Funds 20 Fund - $33,985,789.67
Managers Funds Science and Technology Fund - $2,000,561.27
Conseco Series Trust Focus 20 Fund - $1,473,545.97

• Education:	Undergraduate - Denison University J.D. - Northwestern University School of Law

• Ownership of Securities:	White Oak Growth Stock Fund - Over $1,000,000
Pin Oak Aggressive Stock Fund - Over $1,000,000
Red Oak Technology Select Fund - Over $1,000,000
Black Oak Emerging Technology Fund - Over $1,000,000
Live Oak Health & Science Fund - Over $1,000,000
Rock Oak Core Growth Fund - Over $1,000,000

Edward E. Yardeni - Chief Investment Strategist

• Length of Service:	9 months at Oak Associates 26 years investment experience

• Role:	Dr. Yardeni is a part of Oak Associates' two investment teams, the Portfolio Management Team and the Portfolio Advisory Team. The Portfolio Advisory Team, which includes the Portfolio Management Team, meets at least weekly to assess the performance and composition of the portfolio. During the Portfolio Advisory Team meeting, research analysis are accountable for reporting any material developments and discussing any changes in the long-term outlook for the companies they cover. Recommendations are provided for stocks that should be added to or removed from the Review List or Idea List. At the conclusion of the Portfolio Advisory Team meeting, the Portfolio Management Team meets to make all final investment decisions.

• Portfolios Managed:	Dr. Yardeni is part of the Portfolio Management Team that makes the decisions on the separate account portfolios and sub-advised Funds. He is also a Co-Portfolio Manager for the Rock Oak Core Growth Fund. He and the Portfolio Management Team manage a portion of the All America Fund of Mutual of America Investment Corporation.

• Other Accounts	Other Sub-advised Funds managed by Oak Associates:
Prudential's Target Large Cap Growth Fund - $150,764,779.63
Prudential's Strategic Partners Style Specific Fund - $39,159,710.54
Scudder Variable Series II - $85,120,072.92
Managers Funds 20 Fund - $33,985,789.67
Managers Funds Science and Technology Fund - $2,000,561.27
Conseco Series Trust Focus 20 Fund - $1,473,545.97

• Education:	Undergraduate - Cornell University Masters in International Relations - Yale University Ph.D. - Yale University

• Ownership of Securities:	Rock Oak Core Growth Fund - $100,001 - $500,000

Douglas S. MacKay - Director of Research

• Length of Service:	14 years at Oak Associates 14 years investment experience

• Role:	Mr. MacKay is part of Oak Associates' two investment teams, the Portfolio Management Team and the Portfolio Advisory Team. The Portfolio Advisory Team, which includes the Portfolio Management Team, meets at least weekly to assess the performance and composition of the portfolio. During the Portfolio Advisory Team meeting, research analysis are accountable for reporting any material developments and discussing any changes in the long-term outlook for the companies they cover. Recommendations are provided for stocks that should be added to or removed from the Review List or Idea List. At the conclusion of the Portfolio Advisory Team meeting, the Portfolio Management Team meets to make all final investment decisions.

• Portfolios Managed:	Mr. MacKay is part of the Portfolio Management Team that makes the decisions on the separate account portfolios and sub-advised Funds. He is also the Co-Portfolio Manager for the Red Oak Technology Select Fund. He and the Portfolio Management Team manage a portion of the All America Fund of Mutual of America Investment Corporation.

• Other Accounts	Other Sub-advised Funds managed by Oak Associates:
Prudential's Target Large Cap Growth Fund - $150,764,779.63
Prudential's Strategic Partners Style Specific Fund - $39,159,710.54
Scudder Variable Series II - $85,120,072.92
Managers Funds 20 Fund - $33,985,789.67
Managers Funds Science and Technology Fund - $2,000,561.27
Conseco Series Trust Focus 20 Fund - $1,473,545.97

• Education:	Undergraduate - Miami University of Ohio M.B.A. - Case Western Reserve University

• Ownership of Securities:	White Oak Growth Stock Fund - $50,001 - $100,000
Pin Oak Aggressive Stock Fund - $1 - $10,000
Red Oak Technology Select Fund - $50,001 - $100,000
Black Oak Emerging Technology Fund - $50,001 - $100,000
Live Oak Health & Science Fund - $50,001 - $100,000
Rock Oak Core Growth Fund - $50,001 - $100,000

Donna L. Barton - Senior Portfolio Trader

• Length of Service:	20 years at Oak Associates 20 years investment experience

• Role:	Ms. Barton is part of Oak Associates' two investment teams, the Portfolio Management Team and the Portfolio Advisory Team. The Portfolio Advisory Team, which includes the Portfolio Management Team, meets at least weekly to assess the performance and composition of the portfolio. During the Portfolio Advisory Team meeting, research analysis are accountable for reporting any material developments and discussing any changes in the long-term outlook for the companies they cover. Recommendations are provided for stocks that should be added to or removed from the Review List or Idea List. At the conclusion of the Portfolio Advisory Team meeting, the Portfolio Management Team meets to make all final investment decisions.

• Portfolios Managed:	Ms. Barton is part of the Portfolio Management Team that makes the decisions on the separate account portfolios and sub-advised Funds. She and the Portfolio Management Team manage a portion of the All America Fund of Mutual of America Investment Corporation. She is also co-manager of the White Oak Growth Stock Fund.

• Other Accounts	Other Sub-advised Funds managed by Oak Associates:
Prudential's Target Large Cap Growth Fund - $150,764,779.63
Prudential's Strategic Partners Style Specific Fund - $39,159,710.54
Scudder Variable Series II - $85,120,072.92
Managers Funds 20 Fund - $33,985,789.67
Managers Funds Science and Technology Fund - $2,000,561.27
Conseco Series Trust Focus 20 Fund - $1,473,545.97

• Education:	Undergraduate – University of Akron

• Ownership of Securities:	White Oak Growth Stock Fund - $100,001 - $500,000
Pin Oak Aggressive Stock Fund - $100,001 - $500,000
Red Oak Technology Select Fund - $100,001 - $500,000
Black Oak Emerging Technology Fund - $50,001 - $100,000
Live Oak Health & Science Fund - $100,001 - $500,000
Rock Oak Core Growth Fund - $50,001 - $100,000

Subadviser - Oak Associates

Name	Title	Registered Investment Companies [Assets as of 4/22/05]	Other Pooled Investment Vehicles	Other Accounts (Including Subadvised)	Dollar Range of Securities in the Fund*
James D. Oelschlager	CEO/CIO	Mutual of America Investment Corporation ("MOAIC") All America Fund [$39.9 million], White Oak Growth Stock Fund [$1.1 billion], Pin Oak Aggressive Growth Stock Fund [$164.8 million], Rock Oak Core Growth Fund [$9.8 million]		Target Large Cap Growth Fund [$151 million] Strategic Partners Style Specific Fund [$39 million] Scudder Variable Series II [$85 million] Manager's Funds 20 Fund [$34 million] Conseco Series Trust Focus 20 Fund [$1.4 million]	0

Edward Yardeni	Chief Investment Strategist	MOAIC All America Fund [$39.9 million] Rock Oak Core Growth Fund [$9.8 million]		Target Large Cap Growth Fund [$151 million] Strategic Partners Style Specific Fund [$39 million] Scudder Variable Series II Managers Funds 20 Fund [$34 million] Managers Funds Science & Technology Fund [$2 million] Conseco Series Trust Focus 20 Fund [$1.4 million]	0

Douglas S. MacKay	Director of Research	MOAIC All America Fund [$39.9 million] Red Oak Technology Select Fund [$193.1 million]		Target Large Cap Growth Fund [$151 million] Strategic Partners Style Specific Fund [$39 million] Scudder Variable Series II Managers Funds 20 Fund [$34 million] Managers Funds Science & Technology Fund [$2 million] Conseco Series Trust Focus 20 Fund [$1.4 million]	0

Donna L. Barton	Senior Portfolio Trader	MOAIC All America Fund [$39.9 million] White Oak Growth Stock Fund [$1.1 Billion]		Target Large Cap Growth Fund [$151 million] Strategic Partners Style Specific Fund [$39 million] Scudder Variable Series II Managers Funds 20 Fund [$34 million] Managers Funds Science & Technology Fund [$2 million] Conseco Series Trust Focus 20 Fund [$1.4 million]	0

* Note: The Investment Company is only available to institutional investors.

Subadvisory Fees. The Adviser, not the Investment Company, pays the Subadviser for advisory services it provides to the All America Fund at the annual rate of .30% of net assets, calculated as a daily charge.

Fees Paid by Adviser to Subadvisers
For Past Three Years

Subadviser	2004	2003	2002
Oak Associates, Ltd.	$17,115	$14,044	$12,631
Total	$17,115	$14,044	$12,631

Codes of Ethics. The Investment Company, the Adviser, the Subadviser and the Securities Corporation have adopted codes of ethics under Rule 17j-1 of the 1940 Act and the Adviser and Subadviser have adopted codes of ethics which also comply with Rule 204A-1 of the Investment Advisers Act of 1940. Persons subject to these codes (generally, persons with access to information about investment programs of the Funds) may not purchase securities in which the Funds may invest unless their purchases have been precleared in accordance with the codes and do not occur within certain black-out periods imposed under the codes. The Investment Company has also adopted a code of ethics applicable to its chief executive officer and its principal financial and accounting officers as disclosed in its shareholder reports.

ADMINISTRATIVE AGREEMENTS

Accounting and Recordkeeping Agent

The Adviser serves as accounting and recordkeeping agent for the Funds. Under its Investment Accounting Agreement with the Investment Company, the Adviser performs accounting and recordkeeping functions related to portfolio transactions as required by the Investment Company Act, provides the Investment Company with accounting and related reports on a periodic basis, and calculates the net asset value of each Fund in the manner described in the Prospectus.

As compensation for its services, the Adviser receives from each Fund a monthly base fee of $500 plus a monthly minimum fee of $2,000, or if an asset-based fee of .0225% of the Investment Company net assets would result in a fee greater than the aggregate of the Fund minimums, the Fund's proportion of the asset-based fee, and is reimbursed for out-of-pocket expenses it incurs in performing its services to the Investment Company. The Adviser has entered into an arrangement with Mutual of America for the provision of investment accounting and recordkeeping, legal and certain other services in connection with the Investment Company.

Transfer Agent

State Street Bank and Trust Company (State Street) serves as transfer agent and dividend disbursing agent for Fund shares. Under its Transfer Agency and Service Agreement, as amended, with the Investment Company, State Street is obligated to maintain shareholder accounts to reflect purchases and redemptions of Fund shares; prepare and transmit payments for dividends and distributions declared by the Investment Company; mail proxy materials, shareholder reports and prospectuses to current shareholders; and prepare and mail account and confirmation statements for shareholders. State Street's address is P.O. Box 1978, Boston, Massachusetts 02105, Attn: Mutual Fund Services.

For its services, State Street receives from each Fund a monthly maintenance fee based on the number of holders of Fund shares, ranging from a minimum of $1,000 per month for 0-15 shareholders to $2,500 per month for 51-200 shareholders, and a trade processing fee for each trade and is reimbursed for out-of-pocket expenses.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Selection of Brokers and Dealers

The Adviser and Subadviser are responsible for decisions to buy and sell securities for the Funds of the Investment Company for which they provide services as well as for selecting brokers and, where applicable, negotiating the amount of the commission rate paid.

•  The Adviser and Subadviser select broker-dealers which, in their best judgment, provide prompt and reliable execution at favorable security prices and reasonable commission rates.

•  They may select broker-dealers which provide them with research services and may cause a Fund to pay such broker-dealers commissions which exceed those other broker-dealers may have charged, if in their view the commissions are reasonable in relation to the value of the brokerage and/or research services provided by the broker-dealer.

•  When purchasing or selling securities trading on the over-the-counter market, the Adviser and Subadviser will generally execute the transaction with a broker engaged in making a market for such securities.

•  The Adviser and Subadviser may place certain orders with their affiliates, subject to the requirements of the 1940 Act.

•  No transactions may be effected by a Fund with an affiliate of the Adviser or the Sub-Adviser acting as principal for its own account.

Brokerage commissions are negotiated, as there are no standard rates. All brokerage firms provide the service of execution of the order made. Some brokerage firms routinely provide research and statistical data to their customers, and some firms customarily provide research reports on particular companies and industries to customers that place a certain volume of trades with them.

The Adviser and the Subadviser will place orders with brokers providing useful research and statistical data services if reasonable commissions can be negotiated for the total services furnished even though lower commissions may be available from brokers not providing such services. The Adviser and Subadviser each use these services in connection with all investment activities, and some of the data or services obtained in connection with the execution of transactions for the Investment Company may be used in managing other investment accounts. Conversely, data or services obtained in connection with transactions in other accounts may be used by the Adviser and Subadviser in providing investment advice to the Investment Company. To the extent that the Adviser or Subadviser uses research and statistical data services so obtained, its expenses may be reduced and such data has therefore been and is one of the factors considered by the Adviser or Subadviser in determining its fee for investment advisory services.

At times, transactions for the Investment Company may be executed together with purchases or sales of the same security for other accounts of the Adviser or Subadviser. When making concurrent transactions for several accounts, an effort is made to allocate executions fairly among them. Transactions of this type are executed only when the Adviser or Subadviser believes it to be in the best interests of the affected Fund(s), as well as any other accounts involved. However, the possibility exists that concurrent executions may work out to the disadvantage of the Fund(s) involved.

The Investment Company paid aggregate brokerage commissions of $249,367 in 2004, $162,417 in 2003 and $142,916 in 2002.

Commissions to Affiliated Brokers

For the years 2002, 2003 and 2004 no commissions were paid to affiliated brokers.

Portfolio Turnover

The Adviser and the Subadvisers do not consider portfolio turnover rate to be a limiting factor when they deem it appropriate to purchase or sell securities for a Fund. The portfolio turnover rate for a Fund in any year will depend on market conditions, and the rate may increase depending on market conditions or if a new portfolio manager for a Fund restructures the Fund's holdings. The Adviser and Subadvisers do not consider how long a Fund has held a security, or how capital gain upon sale would be characterized, in deciding whether to sell that security.

The Equity Index Fund and the Mid-Cap Equity Index Fund each attempt to duplicate the investment results of an S&P Index. As a result, the Adviser anticipates that these Funds will hold investments generally for longer periods than actively managed funds.

The All America Fund's portfolio turnover rate for the year ended December 31, 2004 was 50.30%, as compared to 73.76% for the prior year, due to a less volatile market that resulted in less of a need to readjust the portfolio. Similarly, the Aggressive Equity Fund's portfolio rate for 2004 was 150.06%, as compared to 208.19% for the prior year, due to a less volatile market.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Calculation of Net Asset Value

An investor purchases or redeems shares of a Fund at net asset value. A Fund's net asset value is equal to:

•  the sum of the value of the securities the Fund holds,

•  plus any cash or other assets, including interest and dividends accrued, and

•  minus all liabilities, including accrued expenses.

The net asset value of each Fund is determined once daily immediately after the declaration of dividends, if any, and is determined as of the time of the close of the regular trading session on the New York Stock Exchange (generally 4:00 p.m. Eastern Time) on each day during which such Exchange is open for trading (a Valuation Day). A Valuation Period for calculation of a Fund's net asset value per share is the period after the close of a Valuation Day and ending at the close of the next Valuation Day.

A Fund's net asset value per share is equal to the Fund's net asset value divided by the number of Fund shares outstanding.

Pricing of Securities Held by the Funds

In determining a Fund's net asset value, the Adviser must value the securities and other assets the Fund owns.

1)  If market quotations are readily available for an investment, the Adviser uses market value as follows:

•  An equity security will be valued at the last sale price for the security on the principal exchange on which the security is traded, or at the last bid price on the principal exchange on which such security is traded if such bid price is of a more recent day than the last sale price.

•  For any equity security not traded on an exchange but traded in the over-the-counter market, the value will be the last sale price available, or if no sale, at the latest available bid price.

•  Debt securities will be valued at a composite fair market value, "evaluated bid," which may be the last sale price, by a valuation service selected by the Adviser and approved by the Investment Company's Board of Directors.

2)  If there are any portfolio securities or assets for which market quotations are not readily available, or for other reasons set forth in the Prospectus, the Adviser will use fair value pricing, as determined in good faith by or under the direction of the Board of Directors of the Investment Company. See Pricing of Fund Shares in the Prospectus.

3)  If a money market security has a remaining maturity of 60 days or less, the Adviser will use the amortized cost method of valuation to approximate market value, as follows:

•  A security is initially valued at cost on the date of purchase (or at market value on the 61st day prior to maturity if the security had more than 60 days remaining to maturity at date of purchase by a Fund), and the Adviser assumes constant proportionate amortization in value until maturity of any discount or premium.

•  The maturity of a variable rate certificate of deposit is deemed to be the next coupon date on which the interest rate is to be adjusted.

•  Market value will be used instead if the amortized cost value is materially different from the actual market value of the security.

4)  For stock options and futures contracts, these valuations apply:

•  Stock options written by a Fund are valued at the mean of the last bid and asked price on the principal exchange where the option is traded, as of the close of trading on that exchange.

•  When a Fund writes a call option, the amount of the premium is included in the Fund's assets and the market value of the call is included in its liabilities and adjusted thereafter to current market value.

•  If a call expires or if the Fund enters into a closing purchase transaction, it realizes a gain (or a loss if the cost of the transaction exceeds the premium received when the call was written) without regard to any unrealized appreciation or depreciation in the underlying securities, and the liability related to such call is extinguished.

•  If a call is exercised, the Fund realizes a gain or loss from the sale of the underlying securities and the proceeds of the sale increased by the premium originally received.

•  A premium a Fund pays on the purchase of a put will be deducted from a Fund's assets and an equal amount will be included as an investment and subsequently adjusted to the current market value of the put.

•  Futures contracts, and options thereon, traded on commodities exchanges are valued at their official settlement price as of the close of such commodities exchanges.

Frequent Transfers

The Prospectus discloses the Investment Company's Policy on frequent transfers. The Investment Company has not entered into arrangements with any persons or entities to permit frequent transfers and no such arrangements are permitted.

TAXATION OF THE INVESTMENT COMPANY

Taxes on Funds' Investment Earnings and Income

Each Fund intends to qualify and elect treatment as a "regulated investment company" under Subchapter M of the Internal Revenue Code. A Fund will not owe Federal income tax on the ordinary income and net realized capital gains that it distributes to shareholders, if it qualifies as a regulated investment company and satisfies certain minimum income distribution rules.

If the Investment Company were to fail to qualify as a regulated investment company, it would be subject to Federal income tax on the Funds' ordinary income and net realized capital gains, whether or not it distributes the income and gains to shareholders. If the Funds were to pay Federal income tax, their investment performance would be negatively affected.

Section 4982 of the Code imposes an excise tax of 4% on a regulated investment company that does not make a "required distribution" to shareholders of 98% of its ordinary income for each calendar year and 98% of its capital gain income for the one year period ending October 31 of each year, plus certain undistributed income from previous years. Each Fund intends to make the "required distributions" and to thereby avoid the excise tax. If a Fund were to distribute less than the required amount, then the 4% excise tax would apply to the deficiency, which would reduce the investment performance of the Funds.

Income Dividends and Capital Gains Distributions

The Investment Company declares dividend distributions semi-annually (at the end of June and end of December) in the case of net investment income and annually (at the end of December) in the case of net realized short or long-term capital gains. A shareholder's dividend distributions are automatically reinvested in full or fractional shares of the Fund to which they relate, unless the shareholder elects on its application or an amendment to the application either (1) to receive dividend distributions in cash or, (2) in the case of distributions by the Equity Index, All America, Mid-Cap Equity Index, Aggressive Equity and Bond Funds, to purchase shares of the Money Market Fund (in which case the $5,000 minimum is waived).

Cash dividend distributions are paid by wire transfer of Federal funds. Payment of dividends normally will be made on the first business day of the following month at the net asset value as of the last business day of the month in which the dividend distribution is declared. Dividends and other distributions are taxable to a Fund's shareholders even though they are reinvested in additional shares of the Fund.

TAXATION OF SHAREHOLDERS

The discussion below provides information that may be helpful to a shareholder, but it is not a detailed explanation of the Federal income tax treatment of a shareholder. In addition, the discussion does not address state, local or foreign taxation. Potential purchasers of shares of a Fund are encouraged to consult their tax advisers regarding specific questions as to Federal, state or local taxes. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in a Fund as well. Many of the rules set forth below do not apply to not-for-profit organizations and other entities that are not subject to Federal income taxation.

Characterization of Funds' Distributions. Dividends paid by a Fund out of its ordinary income and distributions of a Fund's net realized short-term capital gains (jointly, the "ordinary income dividends") are taxable to its shareholders as ordinary income. Distributions made from a Fund's net realized long-term capital gains, including long-term gains from certain transactions in futures and options, (the "capital gain dividends") are taxable to the Fund's shareholders as long-term capital gain.

Passive Foreign Investment Company ("PFIC"). Due to investment laws in certain foreign countries, it is possible that a Fund's investments in equity securities in such countries may consist of shares of investment companies (or similar investment entities) organized under foreign law or of ownership interests in special accounts, trusts or partnerships. If the Fund purchases shares of an investment company (or similar investment entity) organized under foreign law, the Fund will be treated as owning shares in a PFIC for U.S. federal income tax purposes and may be subject to U.S. Federal income tax law in certain circumstances.

Foreign Currency Gains or Losses. Foreign currency gains or losses from certain debt instruments are generally treated as ordinary income or loss. These gains or losses will generally increase or decrease the amount of a Fund's investment company taxable income available to be distributed to shareholders as ordinary income. Additionally, if losses of this nature exceed a Fund's other investment company taxable income during a taxable year, a Fund would not be able to make any ordinary income dividend distributions. Any such distribution made before the losses were realized (but in the same taxable year) would be recharacterized as a return of capital to a Fund's shareholders, thereby reducing the shareholders' basis in the Fund's shares, and resulting in a capital gain for any shareholder who received a distribution greater than that shareholder's basis in the Fund's shares (assuming the shares were held as capital assets).

Taxation of Foreign Country Income. Investment income received by a Fund may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes. These foreign taxes will reduce the amount of funds available for distributions by a Fund, but are included in the taxable income reported by the Fund's shareholders. Since stock and securities of foreign issuers held by any Fund will be limited, the Fund's shareholders will not be able to claim a credit or deduction for these foreign taxes paid by a Fund.

Redemptions and Exchanges. Redemptions and exchanges of a Fund's shares are taxable events, and shareholders may realize gains or losses on such events. A shareholder's loss realized on a sale or exchange of shares of a Fund will be disallowed if the shareholder acquires other Fund shares (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss upon the sale or exchange of Fund shares held for more than one year, which is not disallowed, will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder with respect to such shares.

Original Issue Discount. The Funds may purchase debt securities that contain original issue discount. Original issue discount that accrues in a taxable year is treated as income earned by a Fund and is subject to the distribution requirements of the Internal Revenue Code. A Fund, however, generally will not receive any cash income for the original issue discount income it earns in a taxable year. Accordingly, there is a risk that the Fund may have to sell other securities to satisfy distribution requirements under the Internal Revenue Code. Debt securities that a Fund acquires also may be subject to the market discount rules.

Capital Gains Rates for Entities Other than Individuals. Capital gains of corporations are subject to tax at the same rates applicable to ordinary income. Capital losses may be used only to offset capital gains and excess net capital loss may be carried back three years and forward five years.

Dividends Received Deductions. Certain corporations are entitled to a 70% dividends received deduction for distributions from certain domestic corporations. The Equity Index Fund, All America Fund, Mid-Cap Equity Index Fund and Aggressive Equity Fund will designate the portion of any distributions that qualify for the 70% dividends received deduction. The amount designated may not exceed the amount received by the Fund for its taxable year that qualifies for the dividends received deduction. (Since none of the income of the Bond Fund or the Money Market Fund is expected to be derived from dividends from domestic corporations, it is not anticipated that any portion of the ordinary income dividends of the Bond Fund or the Money Market Fund will qualify for the dividends received deduction.)

Private Foundations. Private foundations and their managers are subject to excise taxes under the Code if they invest "any amount in such a manner as to jeopardize the carrying out of any of the foundation's exempt purposes." This rule requires a foundation manager, in making an investment, to exercise "ordinary business care and prudence" under the facts and circumstances prevailing at the time of making the investment, in providing for the short-term and long-term needs of the foundation in carrying out its exempt purposes.

The factors that a foundation manager may take into account in assessing an investment under this standard include the expected rate of return (both income and capital appreciation), the risks of rising and falling price levels, and the need for diversification within the foundation's portfolio. A substantial percentage of investments of certain "private operating foundations", as defined in the Code, may be restricted to assets directly devoted to their tax-exempt purposes. Each manager of a private foundation should consult the manager's and the foundation's tax advisers regarding the foregoing considerations.

Endowment Funds. Investment managers of endowment funds should consider whether the acquisition by such funds of shares in the Funds is legally permissible. This is not a matter of federal law, but is determined under applicable state statutes. It should be noted, however, that under the Uniform Management of Institutional Funds Act, which has been adopted in various forms by a large number of states, participation in mutual funds or similar organizations, in which funds are commingled and investment determinations are made by persons other than the governing board of the endowment fund, is permitted. Each investment manager of an endowment fund should consult the endowment fund's counsel regarding the foregoing considerations.

Retirement Trusts, Including Qualified Plans. The Funds may accept investments from tax-qualified pension, profit-sharing or stock bonus plans, governmental plans and units, and Taft-Hartley plans (all such entities hereinafter being referred to as "Retirement Trusts"). A fiduciary of a Retirement Trust other than a governmental plan or unit (a "Qualified Plan") is subject to certain requirements under the Employee Retirement Income Security

Act of 1974, as amended (ERISA), including the discharge of duties solely in the interest of, and for the exclusive purpose of providing benefits to, the Qualified Plan's participants and beneficiaries.

In considering an investment in the Funds of a portion of the assets of any Qualified Plan, a fiduciary should consider, among other factors: (a) whether the investment is permitted by the documents and instruments governing the Qualified Plan; (b) whether the investment satisfies the diversification requirements of Section 404(a)(1)(C) of ERISA, if applicable; (c) whether the investment provides sufficient liquidity to permit benefit payments to be made as they become due; (d) whether the investment is for the exclusive purpose of providing benefits to participants and their beneficiaries; and (e) whether the investment may constitute a "prohibited transaction" (within the meaning of Section 406 of ERISA and Section 4975(c) of the Code). Each fiduciary of a Qualified Plan (and any other person subject to ERISA) should consult such person's tax or other advisers regarding the foregoing considerations.

Shareholder Withholding

The Investment Company may be required to withhold for Federal income tax ("back-up withholding") from distributions made and the proceeds of redemptions to a shareholder who is not exempt from back-up withholding, because the shareholder has not provided a correct taxpayer identification number or made required certifications, or when the Investment Company or the shareholder has been notified by the Internal Revenue Service that the shareholder is subject to back-up withholding. Ordinary income dividends paid by a Fund to a shareholder that is a nonresident alien or a foreign entity will be subject to a 30% U.S. withholding tax applicable to foreign persons, unless a reduced rate of withholding or a withholding exemption is provided under applicable law or an applicable tax convention between the United States and a particular foreign country. Foreign shareholders are urged to consult their own tax advisers concerning the applicability of the U.S. withholding tax.

YIELD AND PERFORMANCE INFORMATION

Performance information is computed separately for each Fund in accordance with the formulas described below. At any time in the future, total return and yields may be higher or lower than in the past and there can be no assurance that any historical results will continue.

Yield of the Money Market Fund. The Money Market Fund calculates a seven-day "current yield" (eight days when the seventh prior day has no net asset value because the Investment Company is closed on that day) based on a hypothetical shareholder account containing one share at the beginning of the seven-day period. The return is calculated for the period by determining the net change in the hypothetical account's value for the period, excluding capital changes. The net change is divided by the share value at the beginning of the period to give the base period return. This base period return is then multiplied by 365/7 to annualize the yield figure, which is carried to the nearest one-hundredth of one percent.

Realized capital gains or losses and unrealized appreciation or depreciation of the assets of the Money Market Fund are included in the hypothetical account for the beginning of the period but changes in these items during the period are not included in the value for the end of the period. Income other than investment income is excluded for the period. Values also reflect asset charges (for advisory fees) as well as brokerage fees and other expenses.

Current yields will fluctuate daily. Accordingly, yields for any given seven-day period do not necessarily represent future results. It should be remembered that yield depends on the type, quality, maturities and rates of return of the Money Market Fund's investments, among other factors. It also should not be compared to the yield of money market funds made available to the general public because they may use a different method to calculate yield. In addition, their yields are usually calculated on the basis of a constant one dollar price per share and they pay out earnings and dividends which accrue on a daily basis.

The following is an example of the calculation of the Money Market Fund's yield of 2.45% for the seven-day period ended December 31, 2004 (excluding Christmas Day). Yields may fluctuate substantially from the example shown.

1.  Value for December 24, 2004

2.  Value for December 31, 2004 (exclusive of capital changes and any non-investment income)

3.  Net change equals Line 1 subtracted from Line 2

4.  Base period return equals Line 3 divided by Line 1

5.  Current yield equals Line 4 annualized (multiplied by 365/7)

The Money Market Fund calculates effective yield by following Steps 1 - 4 above to obtain a base period return, then compounding the base period return as follows:

Effective Yield = [(Base Period Return + 1) 365/7] –1

Calculation of Total Return and Average Annual Total Return. Total Return reflects changes in the price of a Fund's shares and assumes that any dividends or capital gains distributions are reinvested in that Fund's shares immediately rather than paid to the investor in cash.

Average Annual Total Return is calculated by finding the average annual compounded rates of return of a hypothetical investment over the periods shown, according to the following formula (Total Return is then expressed as a percentage):

T = (ERV/P)1/n –1

Where:

P = a hypothetical initial payment of $1,000
T = average annual total return
n = number of years
ERV = ending redeemable value. ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

Average Annual Total Return
For Periods Ended December 31, 2004*

Fund	One Year	Five Years	Life of Fund*
Equity Index	10.68%	(2.45)%	(0.67)%
All America	8.17%	(2.75)%	7.33%
Mid-Cap Equity Index	16.29%	N/A	5.45%
Aggressive Equity	5.27%	N/A	(0.32)%
Bond	3.73%	5.79%	5.44%
Money Market	1.18%	2.69%	3.53%

Cumulative Total Return for
Periods Ended December 31, 2004*

Fund	One Year	Five Years	Life of Fund*
Equity Index	10.68%	11.66%	(8.75)%
All America	8.17%	(13.03)%	84.54%
Mid-Cap Equity Index	16.29%	N/A	25.87%
Aggressive Equity	5.27%	N/A	(1.38)%
Bond	3.73%	32.48%	58.29%
Money Market	1.18%	14.21%	30.50%

*  Dates the Funds commenced operations: All America and Bond Funds - May 1, 1996; Money Market Fund - May 1, 1997; Equity Index Fund - May 3, 1999; Mid-Cap Equity Index and Aggressive Equity Funds - September 1, 2000.

Yield of The Bond Fund. Yield of the shares of the Bond Fund will be computed by annualizing net investment income, as determined by the Commission's formula, calculated on a per share basis, for a recent one-month or 30-day period and dividing that amount by the net asset value per share of the Fund on the last trading day of that period. Net investment income will reflect amortization of any market value premium or discount of fixed income securities (except for obligations backed by mortgages or other assets) over such period and may include recognition of a pro rata portion of the stated dividend rate of dividend paying portfolio securities. The Yield of the Fund will vary from time to time depending upon market conditions, the composition of the portfolio and operating expenses allocated to the Fund.

Performance Comparisons. Each Fund may from time to time include the Total Return, the Average Annual Total Return and Yield of its shares in advertisements or in information furnished to shareholders. The Money Market Fund may also from time to time include the Yield and Effective Yield of its shares in information furnished to shareholders.

Each Fund may from time to time also include the ranking of its performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services ("Lipper") as having the same or similar investment objectives or by similar services that monitor the performance of mutual funds. Each Fund may also from time to time compare its performance to average mutual fund performance figures compiled by Lipper in Lipper Performance Analysis.

Advertisements or information the Investment Company furnishes to current or prospective investors also may include evaluations of a Fund published by nationally recognized ranking services and by financial publications that are nationally recognized. These publications may include Barron's, Business Week, CDA Technologies, Inc., Changing Times, Dow Jones Industrial Average, Financial Planning, Financial World, Forbes, Fortune, Hulbert's Financial Digest, Institutional Investor, Investors Daily, Money, Morningstar Mutual Funds, The New York Times, Stanger's Investment Adviser, Value Line, The Wall Street Journal, Wiesenberger Investment Company Service and USA Today.

In reports or other communications to shareholders, the Investment Company also may describe general economic and market conditions affecting the Funds and may compare the performance of the Funds with (1) that of mutual funds included in the rankings prepared by Lipper or similar investment services that monitor the performance of mutual funds, (2) IBC/Donoghue's Money Fund Report, (3) other appropriate indices of investment securities and averages for peer universe of funds which are described in this Statement of Additional Information, or (4) data developed by the Adviser or any of the Subadvisers derived from such indices or averages.

Comparative Indices for the Funds

The Investment Company compares the performance of each Fund (other than the Money Market Fund) against a widely recognized index or indices for stock or bond market performance, based on the type of securities the Fund purchases. The annual and semi-annual financial reports that the Investment Company prepares will contain graphs with the Funds' performances compared to their indices.

It is not possible for an investor to directly invest in an unmanaged index. Performance comparisons to indices are for informational purposes and do not reflect any actual investment. The Funds pay investment advisory and other expenses that are not applicable to unmanaged indices.

Equity Index Fund and All America Fund: Performance of each of these Funds is compared to the Standard & Poor's 500 Composite Stock Price Index (the S&P 500® Index).

The S&P 500® Index is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500® Index is composed almost entirely of common stocks of companies listed on the NYSE, although the common stocks of a few companies listed on the American Stock Exchange or traded OTC are included. The 500 companies represented include approximately 400 industrial concerns, as well as financial services, utility and transportation concerns. The S&P 500® Index represents about 80% of the market value of all issues traded on the NYSE.

Mid-Cap Equity Index Fund: Performance is compared to the Standard & Poor's MidCap 400 Index (the S&P MidCap 400 Index).

The S&P MidCap 400® Index is a market value weighted and unmanaged index showing the changes in the aggregate market value of 400 stocks issued by U.S. companies with medium market capitalizations. A majority of the stocks are listed on the New York Stock Exchange and a significant portion are traded on the Nasdaq National Market (over-the-counter).

Aggressive Equity Fund: Performance is compared to the Russell 2000® Index.

The Russell 2000® Index is a market capitalization weighted index of the 2000 smallest companies in the Russell 3000 Index. The market capitalization of companies in the Index varies based on market conditions and the companies included in the Index, which is adjusted yearly.

Bond Fund: Performance is compared to the Lehman Brothers Aggregate Bond Index (the Lehman Aggregate Index).

This Lehman Aggregate Index represents U.S. fixed rate, investment grade securities, with index components for U.S. government, corporate, mortgage-backed and asset-backed securities. Each bond included in the index must have at least one year to final maturity regardless of call features, at least $150 million par amount outstanding and a rating of "Baa" or higher (investment grade) by a nationally recognized statistical rating agency.

DESCRIPTION OF CORPORATE BOND RATINGS

Description of Corporate bond ratings of Moody's Investors Services, Inc.:

Aaa -	Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -	Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A -	Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa -	Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -	Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -	Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -	Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -	Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -	Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Description of corporate bond ratings of Standard & Poor's:

AAA -	Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is very strong.

AA -	Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A -	Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB -	Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

BB/ - B/ CCC/ CC	Debt rated BB, B, CCC and CC is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such CC debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C -	The rating C is reserved for income bonds on which no interest is being paid.

D -	Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

Plus (+) or Minus (–): The ratings from "AA" to "BB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

DISTRIBUTION OF FUND SHARES

Mutual of America Securities Corporation, 320 Park Avenue, New York, New York 10022-6839 (the Distributor), an indirect, wholly-owned subsidiary of Mutual of America Life, serves as the principal underwriter and distributor of Fund shares. The Distributor and Mutual of America Life, whose address is 320 Park Avenue, New York, New York 10022-6839, are affiliates of the Adviser.

The Distributor does not receive compensation for distributing Fund shares, and it is not obligated to distribute any specific amount of Fund shares. The Distributor is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. Registered representatives of the Distributor, located in its home office and 36 field offices throughout the United States, participate in the distribution of shares of the Funds. The Distributor's registered representatives are employees of Mutual of America Life or the Adviser. Each representative is eligible to receive a yearly cash incentive payment based in part on aggregate sales by all representatives in the representative's office compared to sales targets we established for the office in that year. Representatives and certain staff from the field office with the highest sales of Fund shares in a year will receive a trip to a conference site in the United States to attend a sales meeting.

Shares of the Fund are offered on a continuous basis. There is no sales charge or deferred sales charge for the purchase of Fund shares and accordingly there are no breakpoint discounts.

LEGAL MATTERS

The legal validity of the shares described in the Prospectus has been passed on by Patrick A. Burns, Esq., Senior Executive Vice President and General Counsel of the Investment Company.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements of the Investment Company for the years ended December 31, 2004 and 2003 have been incorporated by reference in the Statement of Additional Information in reliance upon the reports of KPMG LLP, 345 Park Avenue, New York, NY 10154, independent registered public accounting firm, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.

CUSTODIAN

JPMorgan Chase Bank, 1285 Avenue of the Americas, New York, New York 10019, acts as Custodian of the Investment Company's assets.

USE OF STANDARD & POOR'S INDEXES

The Equity Index Fund, the Indexed Assets of the All America Fund and the Mid-Cap Equity Index Fund are not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. (S&P). S&P makes no representation or warranty, express or implied, to the owners of the Equity Index Fund, the All America Fund, the Mid-Cap Equity Index Fund or any member of the public regarding the advisability of investing in securities generally or in the Equity Index Fund, the All America Fund or the Mid-Cap Equity Index Fund particularly or the ability of the S&P 500® Index or the S&P MidCap 400® Index to track general stock market performance. S&P's only relationship to the Investment Company is the licensing of certain trademarks and trade names of S&P and of the S&P 500® Index and S&P MidCap 400® Index, which are determined, composed and calculated by S&P without regard to the Equity Index Fund, the All America Fund or the Mid-Cap Equity Index Fund. S&P has no obligation to take the needs of the Investment Company or the owners of the Equity Index Fund, the All America Fund or the Mid-Cap Equity Index Fund into consideration in determining, composing or calculating the S&P 500® Index or the S&P MidCap 400® Index. S&P is not responsible for and has not participated in the determination of the net asset values of the Equity Index Fund, the All America Fund or the Mid-Cap Equity Index Fund, the amount of the shares of such Funds or the timing of the issuance or sale of the Funds. S&P has no obligation or liability in connection with the administration, marketing or trading of the Equity Index Fund and S&P MidCap 400® Index, the All America Fund or the Mid-Cap Equity Index Fund.

S&P does not guarantee the accuracy and/or the completeness of the S&P 500® Index or the S&P MidCap 400® Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the Investment Company, owners of the Equity Index Fund, the All America Fund or the Mid-Cap Equity Index Fund, or any other person or entity from the use of the S&P 500® Index or the S&P MidCap 400® Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties or merchantability or fitness for a particular purpose or use with respect to the S&P 500® Index or the S&P MidCap 400® Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect or consequential damages (including lost profits), even if notified of the possibilities of such damages.

PROXY VOTING POLICIES AND PROCEDURES

On November 3, 2003 the Board of Directors of the Investment Company adopted proxy voting Policies & Procedures ("Proxy Policy"). A copy of the Proxy Policy is attached hereto as APPENDIX "A". A copy of the Proxy Policy can be obtained free of charge by calling 1-800-914-8716. The Investment Company's Proxy Voting Record for the shares it owns can be obtained from the Securities and Exchange Commission's website at www.sec.gov, by viewing our form N-PX on the EDGAR system.

Appendix A

Proxy Voting Policy and Procedures

Mutual of America Investment Corporation

Attached is the Proxy Voting Policy and Procedures adopted by the Board of Directors of Mutual of America Institutional Funds at its regular Board meeting held on November 3, 2003.

MEMORANDUM

MUTUAL OF AMERICA
CAPITAL MANAGEMENT

To:  Mutual of America Investment Corporation
  Mutual of America Institutional Funds, Inc.

From:  Mutual of America Capital Management Corporation

Date:  October 1, 2003

Re:  Policy Statement and Procedures Regarding
  Proxy Voting ("Proxy Voting Policy")

We understand that, in connection with your obligation to comply with Rule 30b1-4 under the Investment Company Act of 1940 ("1940 Act") and the 1940 Act forms modified in conjunction therewith, you wish this Company as your adviser to: (i) permit you to adopt its Proxy Voting Policy, (ii) prepare and timely File Form N PX for each year commencing with the 12 months ended June 30, 2004, (iii) respond to shareholder requests in accordance with all requirements of Law and Regulation for a description of the Proxy Voting Policy, and for The Proxy Voting Record (which may be available by a toll free or collect phone line or on the fund website if there is one and on the S.E.C. website), and (iv) maintain, or cause to be maintained, all proxy voting records as required by Law and Regulation.

We further understand that, in the event of a conflict among or between the interests of the adviser, the funds, the shareholders, the principal underwriter or any affiliated persons thereof, we will promptly notify the fund and shareholders affected and we will not cast a vote absent a written consent from the affected Fund or shareholders. The sole exception to the requirement of a written consent from the fund and affected shareholders when there is such a conflict is the case where the matter which is being voted upon falls within the Standing Proxy Vote policy set forth in paragraph 5 of the Proxy Voting Policy, and Routine Issues as described in paragraph 4 of the attached Proxy Voting policy. Routine Issues fall within standard categories developed by a disinterested third party proxy service retained by the adviser. In such case, the vote will be cast in the predetermined manner.

You may consider this document as an amendment to the Proxy Voting Policy for purposes of our providing proxy voting services to your fund and shareholders, and for purposes of adopting the Proxy Voting Policy on behalf of your funds. If there are any changes to the Proxy Voting Policy you will be notified, and no such changes shall affect you unless you agree to same.

Mutual of America Capital Management Corporation.

By:

/s/ Richard Ciecka
President

att.

MUTUAL OF AMERICA CAPITAL MANAGEMENT CORPORATION
POLICY STATEMENT AND PROCEDURES
REGARDING PROXY VOTING

Adopted on, July 31, 2003

Policy Statement

It is the policy of Mutual of America Capital Management Corporation (the "Corporation"), with respect to assets under its management where it has voting authority:

1.  To vote all proxies in the best interests of its clients and in accordance with applicable investment policies, restrictions and limitations, to vote all proxies so as to maximize the economic value of the shares held by such clients.

2.  To vote all proxies in accordance with the duly adopted voting policies of such clients where such policies are applicable.

3.  To comply with the Procedures set forth below.

4.  To provide disclosure to clients of the within policies and procedures, to disclose how clients may obtain information on how their proxies were voted, and to maintain or cause to be maintained all records of such proxy voting as are, and for the periods, required by law.

Procedures

1.  Proxies will be voted based upon and consistent with criteria established herein as same may be amended in writing by the Proxy Committee from time to time and the voting standards attached hereto ("Voting Standards"). Only a Senior Vice President or higher ranking officer shall be authorized to execute proxies except that a service provider may be engaged to process and execute proxies pursuant to and subject to these procedures.

2.  A Proxy Committee consisting of the President and one or more individuals (not to exceed five) designated by the President of the Corporation shall comprise the Committee. The Committee shall act by majority vote, but in the case of a tie vote the side receiving the vote of the President shall prevail. In the case of a Committee of two or less persons, one member shall be a quorum. In the case of the Committee consisting of three or four persons, two shall constitute a quorum, and for a Committee of five persons, three shall constitute a quorum.

3.  Records of all proxy votes will be maintained as follows:

A.  A brief description of the proxy proposal for each company in the portfolio.

B.  The vote cast on each proposal.

C.  Each account and its holdings shall be reflected as of (or as close as possible to) the record date.

D.  A record of any calls or other contacts made regarding a vote.

E.  A record of the reason for each vote, including, whether the proxy was voted according to a specific guideline.

F.  Notification that a proxy has not been received.

G.  Verification that the shares listed on the proxy match the Corporation's records.

H.  The name and title of the individual voting the proxy.

I.  A record of any Proxy Committee actions.

Unless the Company shall have obtained a written agreement from an experienced and qualified third party to provide proxy voting and records services in compliance with all applicable laws and regulations, records of a current proxy season will be retained in the Corporation's offices until the end of the second year after the expiration of the proxy season in which the votes were made and will be retained in a readily accessible location for a period of not less than an additional three years. Proxy statements received on behalf of stock for which the Company is authorized to vote proxies may be maintained on the EDGAR system if management chooses to do so.

4.  The Voting Standards which are attached hereto and incorporated herein by reference, identify proxy issues or proposals considered: (i) as not materially impacting the economic value of the stocks to which they relate ("Routine Issues") which generally, will be voted in favor of the position supported by management of the company whose stock is being voted; (ii) as materially impacting the economic value of the stock to which they relate ("Non-Routine Issues"), such as votes with respect to preemptive rights, "poison pill" proposals, mergers, spin-offs and takeovers, recapitalizations, restructurings, changes in corporate governance, adoption or amendment of compensation plans (including without limitation stock options) and other Standing Proxy Votes described below and (iii) as being issues of Corporate social responsibility or social and environmental issues in general.

5.  The current Standing Proxy Vote Policy of the Company shall be to vote against anti-takeover proposals, proposals that will weaken Board oversight or corporate governance procedures, and proposals designed to entrench current management. These proposals are generally inherently adverse to the economic value of the stocks to which they relate. The Standing Proxy Vote Policy described above may be determined to be inappropriate in a particular case and action which does not comport with the Standing Proxy Vote Policy may be taken, if authorized in accordance with the following paragraph.

6.  Any decisions not to vote proxies in accordance with the Voting Standards, including Routine or Non-Routine Issues, shall be submitted to the Proxy Committee for consideration of the appropriate action to take. The Proxy Committee may require a discussion with or report from the investment analyst responsible for the company whose proxy is being considered to assist in deciding how to vote in accordance with the Proxy Voting Policy. A written explanation of the reasons supporting any action taken by the Committee and the date the Committee decided the issue shall be maintained with the proxy voting records.

7.  If a Non-Routine Issue falls into a category for which there is no Voting Standard, the Proxy Committee shall be consulted. The Proxy Committee may require a discussion with or a report from the investment analyst responsible for the company whose proxy is being considered to assist in deciding how to vote in accordance with the Proxy Voting Policy. A written explanation of the reasons supporting any action taken by the Committee and the date the Committee decided the issue shall be maintained with the proxy voting records.

8.  Should a vote in accordance with the Voting Standards appear likely to produce a result inconsistent with a stated policy or limitation, or restriction established for any client's account, the President or Executive Vice President and Assistant to the President and CEO shall be notified in order to determine the appropriate action. Such action shall be presented to the Proxy Committee for ratification prior to the vote in question. The Proxy Committee can act without a meeting by consent of a majority of its members. Any action taken in such situations shall be governed by prudence and must be compatible with applicable law. Such action shall be memorialized in writing setting forth the nature of the conflict, the reasons for the action taken and the date such action was authorized.

9.  The Proxy Voting Policies of unaffiliated management companies require voting on a pass-through basis, and votes of proxies received from such unaffiliated managers will be handled in accordance with this document and the Voting Standards. Upon request of clients who have assets under management by such unaffiliated managers, the Corporation will obtain and furnish to them proxy voting records of such unaffiliated managers.

10.  No officer or employee of the Corporation shall act with respect to proxy votes in any instance in which a conflict of interest exists for that person in applying the Corporation's Voting Standards or fiduciary responsibilities under ERISA or other applicable laws. Any conflict of interest or questions concerning whether a conflict of interest exists, shall immediately be reported to the President. Further, in cases where there exists a material conflict of interest between the Corporation and its interests, and the economic interests of the Corporation's client owning the shares being voted, the Corporation shall strictly adhere to the Voting Standards, but where such conflict exists and the Proxy Committee is required to decide upon action as provided above, no such action shall be taken absent full disclosure to the affected client of the conflict and only if consent has been received from the client. In assessing the existence of a conflict and the suggested manner of casting a vote in a conflict situation, the recommendations of independent third parties qualified to make recommendations on proxy voting may be sought and communicated to affected clients.

Further, it is the policy of the Corporation not to join any group for the purpose of waging a proxy contest or to trade in the securities of any corporation with the intent to effect any change in control of a corporation. Any solicitation from any person to vote proxies in any accounts shall be promptly reported to the General Counsel and Proxy Committee except for requests merely that the proxies be voted in order to achieve a quorum.

No employee of the Corporation may discuss the Corporation's proxy votes with any person not employed by the Corporation or its client or in any way indicate how the Corporation will vote on any issue prior to the vote being cast, nor may any employee of the Corporation disclose how the Corporation has voted except as required by law or pursuant to an agreement with a proxy service provider. All information concerning the Corporation's proxy voting record shall be disclosed and furnished to clients in the manner required to comply with Rule 206(4)-6 under the Investment Advisers Act of 1940.

11.  The Corporation shall comply in all respects and in a timely manner with Rule 206(4)-6 under the Investment Advisers Act of 1940, including the timely voting of proxies, the timely provision to clients of a description of the Corporation's proxy voting policies and procedures, provision of a copy of such policies and procedures to clients upon request, disclosure to clients of how to obtain information on how their securities were voted and the implementation of record keeping procedures in full compliance with Rule 204-2, retaining in the manner chosen by the Corporation (which manner shall be as permitted by Rule 204-2) for the required time periods proxy voting policies and procedures, proxy statements received regarding client securities, records of votes cast on behalf of clients, records of client requests for proxy voting information and all documents prepared by the Company which were material in making a decision on how to vote or which memorialized basis for a decision for a vote.

The Corporation adopts the following procedures to ensure compliance with the Proxy Voting Policy Statement and Procedures:

A.  The President shall appoint a Compliance Officer to ensure that the Corporation is at all times in full and complete compliance with all applicable laws and regulations.

B.  The Proxy Committee shall meet at least semiannually to review the voting record of all proxies, the conformity of proxy voting actions with the requirements set forth herein, and to review the actions of any and all third party service providers.

C.  The Proxy Committee shall review the within policy statement and procedures on an annual basis and more frequently when warranted, and shall adopt written changes and amendments hereto as necessary.

D.  The Proxy Committee shall review Corporation's compliance with the Rules promulgated by the S.E.C., including the semiannual reports on the availability of proxy voting records to its clients, and the disclosure of this document to clients.

E.  To the extent it is prudent and in compliance with Rule 206(4)-6 under the Investment Adviser's Act of 1940, the Company may retain reputable and qualified third-party service providers to implement the foregoing policies and procedures.

F.  It is specifically understood that the Company's clients may adopt the within Policy Statement and Procedures, as same may be amended or restated from time to time.

I hereby verify that the foregoing document has been duly adopted as the proxy voting policies and procedures of the Corporation, along with the attached Proxy Voting Standards, which replace all previously adopted statements and procedures regarding proxy voting and Voting Standards.

    MUTUAL OF AMERICA
    CAPITAL MANAGEMENT CORPORATION

  By:

    /s/ Richard Ciecka
    President

  Dated: July 31, 2003

Proxy Voting
Standards

Routine Issues

Proxy proposals relating to:

•  uncontested election of directors

•  approval of auditors which have been selected on the auditing committee of the company whose shares are being voted

•  fixing number of directors

•   corporate name change

•   change in time and place of meeting

•   adjournment of meeting

•   other business (providing the topic does not fall within another category, below)

•   employee stock purchase plans

•   increase in authorized shares of stock (except private placements)

•   reverse stock splits

•   standard corporate governance provisions which do not reduce oversight or accountability of management (declassifying board, supermajority votes, etc.)

•  compensation plans which are within parameters viewed as customary for the type of company and level of employees, and which do not work to the economic detriment of the corporation's clients.

shall be considered Routine Issues and voted in accordance with the written voting recommendations provided by Institutional Shareholder Services, the corporation's proxy voting service provider. All other issues shall be considered Non-Routine Issues and shall be submitted to a member of the Proxy Committee.

The Board of Directors

Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be made on a case-by-case basis, examining the following factors: director independence; long-term corporate performance record relative to a market index; composition of board and key board committees; nominee's attendance at meetings (past two years); nominee's investment in the company, whether a retired CEO sits on the board; and whether the chairman is also serving as CEO; nominee's resume and experience, nominee's business philosophy and nominee's reputation as a capable, ethical businessman/worker.

In cases of significant votes and when information is readily available, also review: corporate governance provisions and takeover activity; board decisions regarding executive pay; director compensation; number of other board seats held by nominee; and interlocking directorships.

Chairman and CEO are the Same Person

Vote on a case-by-case basis on shareholder proposals that would require the positions of chairman and CEO to be held by different persons.

Majority of Independent Directors

Vote for shareholder proposals requesting that the board be comprised of a majority of independent directors.

Vote for shareholder proposals requesting that the board audit compensation and/or nominating committees include independent directors exclusively.

Stock Ownership Requirements

Vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

Term of Office

Vote against Shareholder proposals to limit the tenure of outside directors.

Director and Officer Indemnification and Liability Protection

Proposals concerning director and officer indemnification and liability protection should be evaluated on a case-by-case basis.

Vote against proposals to limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care.

Vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

Vote for only those proposals that provide such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if (i) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (ii) if only the director's legal expenses would be covered under the existing corporate charter, by-laws or preexisting resolutions of the board.

Charitable Contributions

Vote against shareholder proposals regarding the making or increasing of charitable contributions.

Proxy Contests

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors in addition to those set forth above for uncontested elections: long-term financial performance of the target company relative to its industry; management's track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering that will positively impact shareholders as well as the likelihood that the proposed objectives and goals can be met; independence; makeup of Board; and stock ownership positions.

Reimburse Proxy Solicitation Expenses

Decisions to provide full reimbursement for dissidents waging a proxy contest should be made on a case by-case basis.

Auditors

Ratifying Auditors

Vote for proposals to ratify auditors, unless: an auditor has a financial interest in or association with the company, and is therefore not independent: or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position or the independent auditor has been authorized to perform a disproportionately large amount of non-audit services by the company's board and/or audit committee.

Vote for audit firm rotation unless the rotation period is so short as to become burdensome, generally less than every five years.

Vote against proposals that increase fees for non-audit services, or maintain those fees at an unreasonably high level (i.e., exceeding fees for audit services). Proposals calling, for a cap on audit fees to be reviewed on a case by case basis.

Proxy Contest Defenses

Board Structure: Staggered vs. Annual Elections

Vote against proposals to classify the board.

Vote for proposals to repeal classified boards and to elect all directors annually.

Shareholder Ability to Remove Directors

Vote against proposals that provide that directors may be removed only for cause.

Vote for proposals to restore shareholder ability to remove directors with or without cause.

Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote for proposals that permit shareholders to elect directors to fill board vacancies.

Cumulative Voting

Vote against proposals to eliminate cumulative voting.

Vote for proposals to permit cumulative voting.

Shareholder Ability to Call Special Meetings

Vote against proposals to restrict or prohibit shareholder ability to call special meetings.

Vote for proposals that remove restrictions on the right of shareholders to act independently of management.

Shareholder Ability to Act by Written Consent

Vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote for proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Alter the Size of the Board

Vote for proposals that seek to fix the size of the board.

Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

Tender Offer Defenses

Poison Pills

Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

Review on a case-by-case basis shareholder proposals to redeem a company's poison pill.

Review on a case-by-case basis management proposals to ratify a poison pill.

Fair Price Provisions

Vote proposals to adopt fair price provisions on a case-by-case basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Greenmail

Vote for proposals to adopt antigreenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

Review on a case-by-case basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

Pale Greenmail

Review on a case-by-case basis restructuring plans that involve the payment of pale greenmail.

Unequal Voting Rights

Vote against dual class exchange offers.

Vote against dual class recapitalization.

Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

Vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

Supermajority Shareholder Vote Requirement to Approve Mergers

Vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

Vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

White Squire Placements

Vote for shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.

Miscellaneous Governance Provisions

Confidential Voting

Vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators; and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

Vote for management proposals to adopt confidential voting.

Equal Access

Vote for shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

Bundled Proposals

Review on a case-by-case basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

Shareholder Advisory Committees

Review on a case-by-case basis proposals to establish a shareholder advisory committee.

Capital Structure

Common Stock Authorization

Review proposals to increase the number of shares of common stock authorized for issue on a case-by-case basis.

Vote against proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual class capitalization structures.

Stock Distributions: Splits and Dividends

Vote for management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company's industry and performance in terms of shareholder returns.

Reverse Stock Splits

Vote for management proposals to implement a reverse stock split when the number of shares will be proportionately reduced to avoid delisting.

Vote case-by-case on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue.

Preferred Stock

Vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

Vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense.

Vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

Shareholder Proposals Regarding Blank Check Preferred Stock

Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

Adjustments to Par Value of Common Stock

Vote for management proposals to reduce the par value of common stock.

Preemptive Rights

Review on a case by case basis shareholder proposals that seek preemptive rights in evaluating proposals on preemptive rights, consider the size of a company and the characteristics of its shareholder base.

Debt Restructurings

Review on a case by case basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan. Consider the following issues Dilution-How much will ownership interest of exisiting shareholders be reduced, and how extreme will dilution to any future earnings be? Change in Control-Will the transaction result in a change in control of the company? Debt Restructuring-Generally, approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

Share Repurchase Programs

Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Executive and Director Compensation

Votes with respect to compensation plans should be determined on a case-by-case basis.

Management Proposals Seeking Approval to Reprice Options

Vote on management proposals seeking approval to reprice options on a case-by-case basis.

Director Compensation

Votes on stock-based plans for directors are made on a case-by-case basis.

Employee Stock Purchase Plans

Votes on employee stock purchase plans should be made on a case-by-case basis.

OBRA-Related Compensation Proposals:

•  Amendments that Place a Cap on Annual Grants or Amend Administrative Features

Vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

•  Amendments to Added Performance-Based Goals

Vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

•  Amendments to Increase Shares and Retain Tax Deductions Under OBRA

Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a case-by-case basis.

•  Approval of Cash or Cash-and-Stock Bonus Plans

Vote for cash or cash and stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.

Vote for plans calling for the expensing of stock options.

Shareholder Proposals to Limit Executive and Director Pay

Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.

Review on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay.

Golden and Tin Parachutes

Vote for shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.

Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.

Employee Stock Ownership Plans (ESOPs)

Vote for proposals that request shareholder approval in order to Implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares).

40l(k) Employee Benefit Plans

Vote for proposals to implement a 401 (k) savings plan for employees.

State of Incorporation

Voting on State Takeover Statutes

Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

Voting on Reincorporation Proposals

Proposals to change a company's state of incorporation should be examined on a case-by-case basis.

Social and Environmental Issues

Animal Testing

Voting against animal testing limitations as presently it is necessary for medical research in certain human life issues. Federal law requirements also mandate animal testing for certain medical purposes and could be a necessary part of doing business.

Charitable, Political and PAC Contributions

Voting against the disclosure if the information is already available.

Environmental Related Issues

Voting for proposals that ask for the endorsements of environmental concerns. The Ceres principle proposal is a broad statement of environmental policy that encourages companies to take a pro-active approach in managing their environmental affairs. Other proposals call for management to control the emissions of pollutants.

Drug Pricing

Voting against proposals that ask management to adopt a drug price restraint policy as these are considered a business issue. When these restraints could threaten research and development and therefore are generally not considered being in the best economic interests of the company.

Equal Employment

Voting against proposals that require the reporting on and releasing of govern mentally required statistical information (EEO-1 forms). The government is responsible for overseeing and evaluation companies' efforts based on the reports individual companies are required to submit.

Military Issues

Voting against proposals including issues that involve military contracting, reporting, and foreign weapon sales as these are subject to government control.

Northern Ireland

Reviewing on a case by case basis the particular circumstances a proposed issue has for given company.

South Africa

Voting against implementation of the South African Council of Churches Code of Business Conduct (SACC). The election of a democratic South Africa and the adoption of laws that protect and promote the interests of blacks obviates the need for the SACC Code. The government of South Africa is encouraging capital investment.

Tobacco Marketing

Reviewing on a case by case basis the particular circumstances a proposed issue has for a given company. The regulation of marketing practices are often the responsibility of national or local governments.